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                    REVOLVING CREDIT AND SECURITY AGREEMENT

                          DATED AS OF MARCH 31, 2000

                                BY AND BETWEEN

                              IKOS SYSTEMS, INC.

                                      AND

                           COMERICA BANK-CALIFORNIA
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                    REVOLVING CREDIT AND SECURITY AGREEMENT

     THIS REVOLVING CREDIT AND SECURITY AGREEMENT ("Agreement") is made and delivered this 31/ST/ day of, March, 2000, by and between IKOS SYSTEMS, INC., a Delaware corporation ("Borrower"), and COMERICA BANK-CALIFORNIA, a California banking corporation ("Bank").

                                   WITNESSETH

     WHEREAS, Borrower desires to obtain certain credit facilities from the Bank, as herein provided; and,

     WHEREAS, Bank is willing to provide such credit facilities to and in favor of Borrower, subject to the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, Borrower and Bank agree as follows:

SECTION 1.  DEFINITIONS

     1.1  Defined Terms. As used in this Agreement, the following terms shall
     ---  -------------
have the following respective meanings:

     "Chattel Paper," "Documents," "Fixtures," "General Intangibles," "Goods," "Instruments" and "Inventory" shall have the respective meanings assigned to them in the UCC on the date of this Agreement.

     "Account Debtor" shall mean the party who is obligated on or under any Account.

     "Account(s)" shall mean all presently existing and hereafter arising accounts, contract rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing.

     "Advance(s)" shall mean a borrowing requested by Borrower and made by Bank under the Revolving Credit pursuant to Section 2.1 of this Agreement.

     "Affiliate" shall mean, when used with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Receivables" shall mean, as of any time of determination, any amounts in respect of loans or advances owing to Borrower from any of its Subsidiaries or Affiliates at such time.

     "Agreement" shall mean this Revolving Credit and Security Agreement, as it may be amended from time to time.

     "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding), whether or not suit is brought.

     "Base Rate" shall mean that annual rate of interest designated by Bank as its base rate, which rate may not be the lowest rate of interest charged by Bank to any of its customers, and which rate is changed by Bank from time to time, plus zero percent (0.00%).

     "Business Day" shall mean any day, other than a Saturday, Sunday or holiday, on which the Bank is open to carry on all or substantially all of its normal commercial lending business in California.

     "Cash Flow" shall mean, for any applicable period of determination, the sum of the Net Income (as later defined) of such Person (after deduction for income taxes and other taxes of such Person or its subsidiaries, determined by reference to income or profits of such Person or its subsidiaries) for such period, plus, to the extent deducted in the computation of such Net Income, the
        ----
amount of depreciation and amortization expense and the amount of deferred tax liability of such Person for such period, all as determined in accordance with GAAP.

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     "Cash Flow Coverage Ratio" shall mean the ratio, as of any applicable period of determination, the numerator of which is Net Income plus depreciation plus amortization plus (or minus) the increase (or decrease) in the deferred tax liability minus dividends and S-Draws, if an S-Corp, at the greater of actual draws or net income times the highest prevailing personal tax rate, and the denominator of which is the current portion of long term debt plus the current portion of capital lease payments for the same period of determination.

     "Collateral" shall mean the property described on Exhibit A attached hereto.

     "Collateral Documents" shall mean all security agreements, assignments, stock pledge agreements, mortgages, deeds of trust, guarantees and other collateral documents executed by Borrower, or any other Person(s), and delivered to Bank prior to or as of the date hereof, or from time to time subsequent hereto, in connection with this Agreement, or any of the Loan Documents, or the Indebtedness, to secure the payment and performance of the Indebtedness, as such collateral documents may be amended from time to time, including, without limitation, those Collateral Documents identified in this Agreement.

     "Current Assets" shall mean, in respect of a Person and as of any applicable data of determination, all (a) unrestricted cash, marketable securities, or certificates of deposit, (b) non-affiliated accounts receivable,
(c) United States government securities, (d) claims against the United States government, and (e) inventories (held for sale in the ordinary course of business) of such Person.

     "Current Liabilities" shall mean, in respect of a Person and as of any applicable date of determination, (a) all liabilities of such Person that should be classified as current in accordance with GAAP, including, without limitation, any portion of the principal of the Indebtedness under this Agreement classified as current, plus (b) to the extent not otherwise included, all liabilities of the Borrower to any of its Affiliates (including officers, directors, shareholders, subsidiaries and commonly held companies) whether or not classified as current in accordance with GAAP.

     "Current Ratio" shall mean, in respect of a Person and as of any applicable date of determination, Current Assets divided by Current Liabilities.

     "Debt" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP. In the case of Borrower, the term "Debt" shall include, without limitation, the Indebtedness.

     "Debt-to-Worth Ratio" shall mean, in respect of a Person and as of any applicable date of determination, the ratio of (a) the total Debt of such Person at such time, to (b) the Tangible Effective Net Worth of such Person at such time.

     "Default" shall mean any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     "Environmental Law(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos, and/or other similar materials.

     "Equipment" shall mean all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

     "Event of Default" shall mean any of those conditions or events listed in
Section 9 of this Agreement.

     "GAAP" shall mean general accepted accounting principles consistently applied.

     "Indebtedness" shall mean all loans, advances, indebtedness, obligations and liabilities of Borrower to Bank under this Agreement, together with all other indebtedness, obligations and liabilities whatsoever of Borrower to Bank, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

     "Intellectual Property" shall mean:

     (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof that is created by Borrower, whether published

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          or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

     (b) Any and all trade secrets, and any and all intellectual property rights to computer software and computer software products now or hereafter existing, created, acquired or held;

     (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

     (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the "Patents");

     (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the "Trademarks");

     (f) Right to the proceeds (excluding attorneys' and other professional and expert fees and expenses) arising from any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue on behalf of and collect such damages for said use or infringement of the intellectual property rights identified above;

     (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and,

     (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of the foregoing.

     "Letter of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.5.

     "Letter of Credit Reserve" has the meaning set forth in Section 2.5.

     "Loan Documents" shall mean collectively, this Agreement and any other agreement or instrument executed pursuant to or in connection with the Indebtedness, this Agreement or the other Loan Documents, as such documents may be amended from time to time.

     "Loans" shall mean, collectively, the Revolving Credit and any loans which Bank in its sole discretion has made or may hereafter make to Borrower, and "Loan" shall mean any of them.

     "Material Adverse Effect" means a material adverse effect upon the financial or other condition of Borrower or any of its Subsidiaries, or upon Borrower's or any of its Subsidiaries' ability to perform their respective obligations under any of the Loan Documents, or upon the enforceability of this Agreement or any of the other Loan Documents.

     "Net Income" shall mean the net income (or loss) of a Person for any applicable period of determination, determined in accordance with GAAP, but excluding, in any event:

          (a) Any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and

          (b) In the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

     "Permitted Liens" shall mean:

          (a) Liens, security interests, mortgages and encumbrances in favor of the Bank;

          (b) Liens for taxes, assessments or other governmental charges incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which is being contested in good faith by appropriate proceedings and, if required by Bank, bonded in an amount and manner satisfactory to Bank;

          (c) Liens (i) upon or in any equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing

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     the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition; provided, however that the line is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

          (d) Liens incurred in connection with the extension, renewal, or refinancing of the indebtedness secured by liens of the type described in clauses (a) through (c) above; provided, however, that any extension, renewal, or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed, or refinanced does not increase;

          (e) Liens securing capital lease obligations on assets subject to such capital leases;

          (f) Liens on equipment leased by Borrower pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such equipment (including liens arising from UCC financing statements regarding leases permitted by this Agreement);

          (g) Liens arising from judgments, decrees, or attachments to the extent and only so long as such judgment, decree, or attachment has not caused or resulted in an Event of Default;

          (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (i) Liens consisting of leases or subleases in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and any interest or title of a lessor under any lease;

          (j) Liens, not delinquent, created by statute in connection with worker's compensation, unemployment insurance, social security and similar statutory obligations;

          (k) Liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law liens securing obligations incurred in good faith in the ordinary course of business that are not yet due and payable; and

          (l) Encumbrances consisting of existing or future zoning restrictions, existing recorded rights-of-way, existing recorded easements, existing recorded private restrictions or existing or future public restrictions on the use of real property, none of which materially impairs the use of such property in the operation of the business for which it is useful and none of which is violated in any material respect by any existing or proposed structure or land use.

     "Person" or "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

     "Quick Assets" shall mean, as of any applicable date of determination, unrestricted cash, certificates of deposit or marketable securities and net accounts receivable arising from the sale of goods and services, and United States Government securities and/or claims against the United States Government of Borrower and its Subsidiaries.

     "Quick Ratio" shall mean, as of any applicable date of determination, Quick Assets divided by Current Liabilities.

     "Revolving Credit" shall mean a Loan made, or to be made, under the revolving credit loan facility to be advanced to Borrower by the Bank pursuant to Section 2 of this Agreement.

     "Revolving Credit Maturity Date" shall mean March 31, 2001.

     "Subordinated Debt" shall mean indebtedness of Borrower to third parties which has been subordinated to all Indebtedness owing by Borrower to Bank pursuant to a subordination agreement in form and content satisfactory to Bank.

     "Subsidiary" shall mean any corporation (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding securities having ordinary voting power for the election of directors, as of any applicable date of determination, shall be owned directly, or indirectly through one or more Subsidiaries, by Borrower.

     "Tangible Effective Net Worth" shall mean, with respect to any Person and as of any applicable date of determination, Tangible Net Worth plus Subordinated Debt.

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     "Tangible Net Worth" shall mean, with respect to any Person and as of any applicable date of determination, the excess of (a) the net book value of all assets of such Person (excluding Affiliate Receivables, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and all other intangible assets of such Person), after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (b) all Debt of such Person at such time.

     "UCC" shall mean the California Uniform Commercial Code.

     "Working Capital" shall mean, as of any applicable date of determination, Current Assets less Current Liabilities.

     1.2  Accounting Terms.  All accounting terms not specifically defined in
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this Agreement shall be determined and construed in accordance with GAAP.

     1.3  Singular and Plural.  Where the context herein requires, the singular
     ---  -------------------
number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

SECTION 2:  REVOLVING CREDIT AND LETTERS OF CREDIT

     2.1  Revolving Credit Commitment.  Subject to the terms and conditions of
     ---  ---------------------------
this Agreement, the Bank agrees to make Advances of the Revolving Credit to Borrower at any time and from time to time from the effective date hereof until (but not including) the Revolving Credit Maturity Date. The aggregate principal amount of Advances shall not exceed (a) Three Million and no/100 Dollars ($3,000,000.00) minus (b) the face amount of all outstanding Letters of Credit
                -----
(including drawn but unreimbursed Letters of Credit. Subject to the terms and conditions of this Agreement, amounts hereunder may be repaid and reborrowed at any time prior to the Revolving Credit Maturity Date. Borrower may prepay all or part of the outstanding Advances without premium or penalty.

     2.2  Accrual and Payment of Interest and Maturity.  The Revolving Credit,
     ---  --------------------------------------------
and all principal and interest outstanding thereunder, shall mature and become due and payable in full on the Revolving Credit Maturity Date. Each Advance shall, from and after the date of such Advance, bear interest at a per annum rate equal to the Base Rate. Interest on the unpaid balance of all Advances outstanding under the Revolving Credit from time to time shall be payable on April 15, 2000, and continuing on the 15th of each successive calendar month thereafter, until the Revolving Credit Maturity Date, when all unpaid principal, interest and other amounts owing under the Revolving Credit shall be due and payable.

     2.3  Requests for Advances.  Borrower may request an Advance under the
     ---  ---------------------
Revolving Credit only after delivery to Bank of a request of Advance executed by an authorized officer of Borrower ("Request"), subject to the following:

          (a) Each such Request shall set forth the proposed amount and date of such Advance, which date must be a Business Day;

          (b) Each such Request shall be delivered to Bank by 3:00 p.m. California time on the proposed date of Advance; and,

          (c) A Request, once delivered to Bank, shall not be revocable by Borrower.

          (d) Bank may make Advances under the Revolving Credit upon the telephonic or facsimile request of Borrower, which Borrower shall confirm in writing by delivering to Bank, on or before 11:00 a.m. on the next Business Day following such Advance with a duly executed Request for Advance and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of reliance on such telephonic or facsimile request.

     2.4  Disbursement of Advances.  Subject to the terms and conditions of this
     ---  ------------------------
Agreement, Bank shall make available to Borrower the amount of the Advance so requested on the date of such advance by credit to an account of Borrower maintained with Bank or to such other account or third party as Borrower may reasonably direct.

     2.5  Letters of Credit
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          (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of
     Borrower in the aggregate outstanding face amount not to exceed (i) the lesser of the Revolving Credit Commitment, minus (ii) the then outstanding
                                                -----
     principal balance of the Advances, provided that the face amount of
                                        --------
     outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and Letter of Credit Reserve) shall not in any case exceed One Million and no/100 Dollars ($1,000,000.00). Each Letter of Credit shall have an expiration date no later than the Revolving Credit Maturity Date, except that certain letter of credit issued by Bank to Pepper Lane-Great Oaks, LLC, as beneficiary, which shall expire on January 31, 2005. All Letters of Credit shall be, in form and substance,

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     acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Letter of Credit Application and Agreement.

          (b) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

          (c) Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Revolving Credit Commitment for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit ("Letter of Credit Reserve"). The amount of such Letter of Credit Reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Credit Commitment shall be reduced by the amount of such Letter of Credit Reserve for so long as such Letter of Credit remains outstanding.

          (d) The obligations of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect and hold Bank harmless for any loss, cost, expense or liability, including without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

          (e) Upon the Revolving Credit Maturity Date or termination of this Revolving Credit, Borrower shall deposit cash with Bank in an amount equal to the sum of (a) the aggregate amount available to be drawn under outstanding Letters of Credit plus (b) the aggregate amount of all drawings which have been honored but have not been reimbursed under any Letter of Credit as collateral security for said Letters of Credit.

     2.6  Overadvances.  If at any time for any reason, the amount of
     ---  ------------
Indebtedness owed by Borrower to Bank pursuant to Section 2.1 and 2.5 of this Agreement is greater than the aggregate amount available to be drawn under
Section 2.1, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

     2.7  Fees.  Borrower shall pay to the Bank the following:
     ---  ----

          (a) A Facility Fee equal to Ten Thousand Dollars ($10,000.00), which fee shall be due upon execution of this Agreement and shall be fully earned and non-refundable;

          (b) Bank's customary and out-of-pocket expenses for Bank's audits of Borrower's Accounts, for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents and all filing fees; and,

          (c) Upon demand from Bank, including without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorney's fees and expenses, as and when they become due.

SECTION 3:  PAYMENTS, RECOVERIES AND COLLECTIONS

     3.1  Interest Computations.  In the event the Base Rate is changed from
     ---  ---------------------
time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Base Rate is changed, by an amount equal to such change in the Base Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

     3.2  Bank's Books and Records.  The amount and date of each Loan hereunder,
     ---  ------------------------
the amount from time to time outstanding, the applicable interest rate in respect of each Loan, and the amount and date of any repayment hereunder, shall be noted on Bank's books and records, which shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to pay to Bank all amounts owing to Bank under or pursuant to this Agreement and each of the other Loan Documents, in each case, when due in accordance with the terms hereof or thereof.

     3.3  Payments on Non-Business Day.  In the event that any payment of any
     ---  ----------------------------
principal, interest, fees or any other amounts payable by Borrower under or pursuant to this Agreement, or under any other Loan Document shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding

Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the applicable rate(s) for and during any such extension.

     3.4  Payment Procedures.  All sums payable by Borrower to Bank under or
     ---  ------------------
pursuant to this Agreement, or any other Loan Document, whether principal, interest, or otherwise, shall be paid, when due, directly to Bank at the office of Bank identified on the signature page of this Agreement, or at such other office of Bank as Bank may designate in writing to Borrower from time to time, in immediately available United States funds, and without setoff, deduction or counterclaim. Bank may, in its discretion, charge any and all deposit or other accounts (including, without limitation, any account evidenced by a certificate of deposit or time deposit) of Borrower maintained with Bank for all or any part of any Indebtedness then due and payable; provided, however, that such authorization shall not affect Borrower's obligations to pay all Indebtedness, when due, whether or not any such account balances maintained by Borrower with Bank are insufficient to pay any amounts then due. Bank will give Borrower notice after posting any such charge within a reasonable time thereafter.

     3.5  Default Rate.  Notwithstanding anything to the contrary set forth
     ---  ------------
herein, in the event that and so long as any Event of Default shall have occurred and be continuing or exist, all Indebtedness outstanding shall bear interest at a rate equal to the then applicable interest rate plus three percent (3%), which interest, in any case, shall be payable upon demand.

     3.6  Receipt of Payments by Bank.  Any payment by Borrower of any of the
     ---  ---------------------------
Indebtedness made by mail will be deemed tendered and received by Bank only upon actual receipt thereof by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or in any other manner, and such payment shall not be deemed to have been made in a timely manner unless actually received by Bank on or before the date due for such payment, time being of the essence. Borrower expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and any failure to pay the entire amount then due shall constitute and continue to be an Event of Default hereunder, and at any time thereafter, and until the entire amount then due has been paid in full, Bank shall be entitled to exercise any and all rights and remedies conferred upon and otherwise available to Bank hereunder or any of the other Loan Documents upon the occurrence and during the continuance of any such Event of Default. Prior to the occurrence of any Event of Default hereunder, Borrower shall have the right to direct the application of any and all payments made to Bank by Borrower hereunder to the respective Indebtedness. Borrower waives the right to direct the application of any and all payments received by Bank from and on behalf of Borrower at any time or times after the occurrence and during the continuance of any Event of Default hereunder. Borrower further agrees that after the occurrence and during the continuance of any Event of Defaults hereunder, or prior to the occurrence of any Event of Default hereunder if Borrower has failed to direct such application, Bank shall have the continuing exclusive right to apply and to reapply any and all payments received by Bank at any time or times hereafter, whether as voluntary payments, proceeds from any Collateral, offsets, or otherwise, against the Indebtedness in such order and in such manner as Bank may, in its sole discretion, deem advisable, notwithstanding any entry by Bank upon any of its books and records. Borrower hereby expressly agrees that, to the extent that Bank receives any payment or benefit of or otherwise upon any of the Indebtedness, and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law, or equitable cause, then to the extent of such payment or benefit, the Indebtedness, or part thereof, intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made by Borrower or received by Bank, and, further, any such repayment by Bank shall be added to and be deemed to be additional Indebtedness.

     3.7  Prepayment.  Borrower may prepay Advances under this Revolving Credit
     ---  ----------
Loan and Security Agreement at any time without premium.

SECTION 4:  CREATION OF SECURITY INTEREST

     4.1  Grant of Security Interest.  Borrower grants and pledges to Bank a
     ---  --------------------------
continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Indebtedness and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Such security interest constitutes a valid, first priority security interest in Collateral acquired after the date hereof, in each case, to the extent that a security interest in such Collateral can be perfected by the filing of a financing statement or, in the case of Collateral consisting of instruments, Documents, Chattel Paper or certificated securities, to the extent that Bank takes possession of such Collateral. Borrower acknowledges that Bank may place a "hold" on any deposit account pledges as Collateral to secure the Indebtedness. Bank agrees to execute and deliver to Borrower from time to time such subordination agreements as Borrower may request and as are necessary to give to other lenders which finance equipment for Borrower a first priority security interest in the equipment financed so long as the Liens and the Indebtedness incurred with respect to such equipment financing are permitted under this Agreement. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Indebtedness is outstanding.

     4.2  Delivery of Additional Documentation Required.  Borrower shall from
     ---  ---------------------------------------------
time to time execute and deliver to Bank, at the request of Bank, all negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

     4.3  Rights to Interest.  Bank (through any of its officers, employees, or
     ---  ------------------
agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

SECTION 5:  CONDITIONS PRECEDENT

     5.1 The obligation of the Bank to make the initial Loan under or pursuant to this Agreement, Bank shall have received the following, all in form and substance satisfactory to Bank:

          (a)  the Loan Documents;

          (b) Evidence of the authorization of the Loan Documents and incumbency of Borrower's officers; and,

          (c) Such additional documents or certificates as may be required by Bank and/or required under the terms of any and every Collateral Document.

     5.2  Conditions Precedent to Disbursement of All Loans.  The obligation of
     ---  -------------------------------------------------
Bank to make any Loan under this Agreement, including the initial Loan hereunder, shall be further subject to the satisfaction of each of the following conditions precedent on or before any disbursement under such loan:

          (a) Representations and Warranties.  Each of the representations and
              ------------------------------
     warranties of Borrower, and any other Person who is a party to any of the Loan Documents, under this Agreement and any of the other Loan Documents shall be true and correct in all material respects.

          (b) No Default or Material Adverse Change.  No Default or Event of
              -------------------------------------
     Default shall have occurred and be continuing; there shall have been no material adverse change in the condition (financial or otherwise), properties, business, or operations of Borrower, any of its Subsidiaries, or any guarantor since the date of the most recent financial statements delivered to Bank in accordance with the terms of this Agreement; and no provision of law, any order of any court or other agency of government, or any regulation, rule or interpretation thereof, shall have had any Material Adverse Effect on the validity or enforceability of this Agreement, or any other Loan or Collateral Documents.

SECTION 6:  REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants as follows:

     6.1  Authority.  Borrower is a corporation duly organized and existing in
     ---  ---------
good standing under the laws of the State of Delaware and is duly qualified and authorized to do business as a corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary.

     6.2  Due Authorization: Noncontravention.  Execution, delivery and
     ---  -----------------------------------
performance by Borrower of this Agreement, each of the Loan Documents, and any and all other documents and instruments required under this Agreement and/or to which it is a party or is otherwise bound are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action, and are not in contravention of law or the terms of Borrower's Articles of Incorporation, Bylaws, or other constitutional documents or any agreement to which Borrower is party or by which it is bound.

     6.3  Title to Property.  Borrower has good and valid title to all property
     ---  -----------------
and assets purported to be owned by it, including those assets identified on the financial statements most recently delivered by Borrower to and accepted by Bank, free and clear of all security interests, liens, mortgages, or other encumbrances other than permitted liens.

     6.4  Bona Fide Accounts.  The Accounts are bona fide existing obligations.
     ---  ------------------
The property giving rise to such Accounts has been delivered to the Account Debtor or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor.

     6.5  Merchantable Inventory.  All Inventory is in all material aspects of
     ---  ----------------------
good and marketable quality, free from all material defects.

     6.6  Intellectual Property.  Borrower is the sole owner of its intellectual
     ---  ---------------------
property, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. To the best of its knowledge, each of Borrower's patents and copyrights is valid and enforceable, and no part of Borrower's intellectual property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the intellectual property violates the rights of any third party which is reasonably likely to have a Material Adverse Effect.

     6.7  Name, Location of Chief Executive Office.  Borrower has not done
     ---  ----------------------------------------
business and will not, without at least thirty (30) days prior written notice to Bank, do business under any name other than that specified on the signature page hereof. Borrower's chief executive office is located at 19050 Pruneridge Avenue, Cupertino, CA 95014 and Borrower covenants and agrees that it will not, during the term of this Agreement, without prior written notification to Bank, relocate said chief executive office.

     6.8  Solvency.  The fair saleable value of Borrower's assets (including
     ---  --------
goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transaction contemplated by this Agreement; Borrower is now and shall be at all times solvent and able to pay its debts (including trade debts) as they mature.

     6.9  No Material Adverse Change in Financial Statement.  All consolidated
     ---  -------------------------------------------------
financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the date of this Agreement.

     6.10 Subsidiaries.  There are no directly or indirectly owned Subsidiaries
     ---- ------------
of Borrower, except as set forth in Schedule 1 attached hereto, which Schedule sets forth the percentage of ownership of Borrower in each such Subsidiary as of the date of this Agreement.

     6.11 Taxes.  Borrower and each of its Subsidiaries have each filed, on or
     ---- -----
before their respective due dates, all federal, state, local and foreign tax returns which are required to be filed, or have obtained extensions for filing such tax returns, and is not delinquent in filing such returns in accordance with such extensions, and have paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively and diligently contested in good faith by appropriate proceedings.

     6.12 No Defaults.  There exists no default under the provisions of any
     ---- -----------
instrument or agreement evidencing, governing or otherwise relating to any Debt of Borrower or any of its Subsidiaries, or connected with any of the Permitted Liens, or with respect to any other agreement, a default under which could have a Material Adverse Effect.

     6.13 Actions, Suits, Litigation or Proceedings.  There are no actions,
     ---- -----------------------------------------
suits, litigation or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any governmental commission, board, bureau, or other administrative agency, pending, or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries, or any properties or rights of Borrower or any of its Subsidiaries, which, if adversely determined, could have a Material Adverse Effect. Neither Borrower nor any of its subsidiaries is under investigation by, or is operating under any restrictions imposed by, any regulatory body or authority.

     6.14 Compliance with Laws.  Borrower and its Subsidiaries have each
     ---- --------------------
complied with all applicable laws, including, without limitation, Environmental Laws, to the extent that failure to so comply could have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries maintains or contributes to any employee benefit plan accumulated funding deficiency, within the meaning of ERISA or incurred by any liability to the Pension Benefit Guaranty Corporation ("PBGC") in connection with any employee benefit plan established or maintained by Borrower or any of its Subsidiaries, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plans. Neither Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended,, nor is Borrower or any of its Subsidiaries "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any of the Loans will be used, directly or indirectly, to purchase or carry any margin stock or made available by Borrower or any of its subsidiaries in any manner to any other Person to enable or assist such Person in purchasing or carrying margin stock.

     6.15 Consents, Approvals and Filings, Etc.  Except as have been previously
     ---- -------------------------------------
obtained or as otherwise expressly provided in this Agreement, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, environmental agency or regulatory authority or other governmental body or any securities exchange, and no material authorization, consent or approval from any other Person, is required in connection with the execution, delivery and performance by Borrower of this Agreement, or any of the other Loan Documents. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Borrower, any threatened attack, in any material respect, by appeal, direct proceeding or otherwise.

     6.16 Environmental Representations.  (a) Neither Borrower nor any of its
     ---- -----------------------------
Subsidiaries has received any notice of any violation of any Environmental Law(s); and neither Borrower nor any of its Subsidiaries is a party to any litigation or administrative proceeding, nor, so far as is know by Borrower, is any litigation or administrative proceeding threatened against Borrower or any of its Subsidiaries which, in any case, (i) asserts or alleges that Borrower or any of its Subsidiaries violated any Environmental Law(s), (ii) asserts or alleges that Borrower or any of its Subsidiaries is required to clean up, remove, or take any other remedial or response action due to the disposal, depositing, discharge, leaking or other release of any hazardous materials, or
(iii) asserts or alleges that Borrower or any of its Subsidiaries is required to pay all or a portion of any past, present or future clean-up, removal or other remedial or response action which arises out of or is related to the disposal, depositing, discharge, leaking or other release of any hazardous materials by Borrower or any of its Subsidiaries, and which, either singularly or in the aggregate, could have a Material Adverse Effect upon the business, operations, conditions (financial or otherwise), performance or properties of Borrower or any of its Subsidiaries.

          6.16.1  To the best of Borrower's knowledge, there are no conditions
          ------
     existing currently which could subject Borrower or any of its Subsidiaries to damages, penalties, injunctive relief or clean-up costs under any applicable Environmental Law(s), or which require, or are likely to require, clean-up, removal, remedial action or other response pursuant to any applicable Environmental Law(s) by Borrower or any of its Subsidiaries, and which, in any case, either singularly or in aggregate, could have a Material Adverse Effect upon the business, operations, conditions (financial or otherwise), performance or properties of Borrower or any of its Subsidiaries.

          6.16.2  Neither Borrower nor any of its Subsidiaries is subject to any
          ------
     judgment, decree, order or citation related to or arising out of any applicable Environmental Law(s), which, either singularly or in the aggregate, could have a Material Adverse Effect upon the business, operations, conditions (financial or otherwise), performance or properties of Borrower or any of its Subsidiaries; and, to the best of Borrower's knowledge, neither Borrower nor any of its Subsidiaries has been named or listed as a potentially responsible party by any governmental body or agency in any matter arising under any applicable Environmental Law(s).

          6.16.3  Borrower and each of its Subsidiaries have all material
          ------
     permits, licenses and approvals required under applicable Environmental Laws, where the failure to so obtain or maintain any such permits, licenses or approvals could have a Material Adverse Effect upon the business, operations, conditions (financial or otherwise), performance or properties of Borrower or any of its Subsidiaries.

     6.17 Warranties, Representations and Agreements.  Each warranty,
     ---- ------------------------------------------
representation and agreement contained in this Agreement shall be automatically deemed repeated with each Advance and shall be conclusively presumed to have been relied on by Bank regardless of any investigation made or information possessed by Bank. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Borrower shall give, or cause to be given, to Bank, either now or hereafter.

     6.18 Accuracy of Information.  The Financial Statements of Borrower and its
     ---- -----------------------
Subsidiaries, previously furnished to Bank, have been prepared in accordance with GAAP, are complete and correct in all material respects, and fairly present the financial condition of Borrower and the consolidated financial condition of Borrower and its Subsidiaries, and the results of their respective operations as of the dates and for the periods covered thereby; and since the date(s) of said financial statements, there has been no material adverse change in the financial condition of Borrower or any of its subsidiaries. Neither Borrower nor any of its subsidiaries has any material contingent obligations, liabilities for taxes, long-term leases, or long-term commitments not disclosed by, or reserved against in, such financial statements. Borrower and each of its Subsidiaries is solvent, able to pay its respective debts as they mature, has capital sufficient to carry on its business, and has assets the fair market value of which exceed its liabilities, and Borrower will not be rendered insolvent, under-capitalized or unable to pay debts generally as they become due by the execution or performance of this Agreement, or any of the other Loan Documents to which it is a party or by which it is otherwise bound.


SECTION 7:  AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, so long as Bank is committed to make any Loan(s) under this Agreement, and thereafter, so long as any Indebtedness remains outstanding under this Agreement, it will, and, as applicable, it will cause its Subsidiaries to:

     7.1  Preservation of Existence, Etc.  Preserve and maintain its existence
     ---  -------------------------------
and such of its rights, licenses, and privileges as are material to the business and operations conducted by it; qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties, continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all of its franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition.

     7.2  Keeping of Books.  Keep proper books of record and account in which
     ---  ----------------
full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements prepared in accordance with GAAP, and permit Bank, or its representatives, at reasonable times and intervals, at Borrower's cost and expense, to visit all of Borrower's and each of its Subsidiary's offices, discuss their respective financial matters with their officers, employees, directors and independent certified public accountants.

     7.3  Reporting Requirements.  Furnish to Bank, or cause to be furnished to
     ---  ----------------------
Bank, the following:

     (a) As soon as possible, and in any event within three (3) calendar days after becoming aware of the occurrence or existence of each Default or Event of Default hereunder or any material adverse change in the financial condition of Borrower, any of its Subsidiaries or any Guarantor, a written statement of the chief financial officers of Borrower (or in his or her absence, a responsible senior officer of Borrower), setting forth details of such Default, Event of Default or change, and the action which Borrower has taken, or has caused to be taken, or proposes to take, or to cause to be taken, with respect thereto;

     (b) As soon as available, and in any event within one hundred ten (110) days after and as of the end of each fiscal year of Borrower, all reports on Form 10-K filed with the Securities and Exchange Commission, a balance sheet and statement of profit and loss and surplus reconciliation and a statement of cash flows of Borrower on a consolidated basis, for and as of such fiscal year then ending, in each case, prepared on an unaudited basis by independent certified public accountants satisfactory to Bank and certified by the chief financial officer of Borrower as to consistency with prior financial reports and accounting periods, accuracy, and fairness of presentation;

     (c) As soon as available, and in any event within fifty (50) days after and as of the end of each calendar quarter, including the last calendar quarter of each of Borrower's fiscal years, all reports on Form 10-Q filed with the Securities and Exchange Commission, a balance sheet and statement of profit and loss and surplus reconciliation and a statement of cash flows of Borrower on a consolidated basis for and as of the month then ending and for and as of that portion of the fiscal year of Borrower then ending, in each case, certified by the chief financial officer of Borrower as to consistency with prior financial reports and accounting periods, accuracy, and fairness of presentation;

     (d) As soon as available, and in any event within twenty (20) days after and as of the end of each calendar month, agings and reports of Borrower's accounts receivable and accounts payable, in each case, in form and detail satisfactory to Bank; and as soon as available, and in any event within thirty (30) days after and as of the end of each calendar month, reports and schedules of Borrower's Inventory, in each case, in form and detail satisfactory to Bank;

     (e) Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate in substantially the form and content of attached Exhibit B, together with aged listings of accounts receivable and accounts payable.

     (f) Simultaneously with the financial statements to be delivered to Bank pursuant to Sections 7.3(b) and (c) above, a Compliance Certificate in substantially the form of attached Exhibit C, dated as of the end of such month or year, as the case may be; and,

     (g) Promptly, and in form and detail to be satisfactory to the Bank, such other information as Bank may reasonably request from time to time.

     7.4  Financial Covenants.  Borrower shall maintain the following financial
     ---  -------------------
ratios and covenants on a consolidated and non-consolidated basis:

     .  Assets.  Borrower shall at all times maintain not less than seventy
        ------
        percent (70%) of the assets shown on its consolidated financial statement (i) in Borrower; and (ii) in the United States.

     .  Tangible Net Worth.  Maintain a Tangible Net Worth of not less than the
        ------------------
        following amounts during each of the respective periods:

                              Period                                                       Amount
     --------------------------------------------------------------------         ------------------------
     From the date of this Agreement through March 31, 2004. To increase               $12,000,000.00
     by 50% of quarterly NPAT and 75% of new equity.

     .     Quick Ratio:  Maintain a Quick Ratio of not less than the following
           -----------
           during each of the respective periods:

                               Period                                       Amount
     ------------------------------------------------------------  ------------------------
     From the date of this Agreement through July 3, 2000                  1.10:1.00
     At all times from and after July 3, 2000                              1.25:1.00

     .     Profitability.  Borrower shall have a minimum net profit of One
           -------------
           Dollar ($1.00) measured quarterly and annually, excluding one-time costs and expenses included in the Borrower's income statement related to the acquisition of business. Bank will allow one quarter of net loss per fiscal year not to exceed Two Hundred Fifty Thousand and no/100 ($250,000.00).

     7.5   Inspections.  Permit Bank, through its authorized attorneys,
     ---   -----------
accountants and representatives, at Borrower's cost and expense, to examine Borrower's and each of its Subsidiary's books, accounts, records, ledgers and assets and properties of every kind and description, wherever located, at all reasonable times during normal business hours, upon reasonable oral or written request of Bank.

     7.6   Indemnification.  Indemnify and save Bank harmless from any and all
     ---   ---------------
losses, costs, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fees, incurred by Bank in connection with any of the Loan Documents or any transactions contemplated (excepting losses, costs, damages, liabilities, and expenses arising out of Bank's or its employees or agents gross negligence or willful misconduct) or the Collateral and any failure by Borrower or any Subsidiary to comply with any laws, including any Environmental Laws.

     7.7   Governmental and Other Approvals.  Apply for, obtain and/or maintain
     ---   --------------------------------
in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and/or performance by Borrower and its Subsidiaries of this Agreement, the Loan Documents, or any other documents or instruments to be executed and/or delivered by Borrower, or any of its Subsidiaries, in connection therewith or herewith and the transactions consummated or to be consummated hereunder or thereunder.

     7.8   Insurance.  Maintain insurance coverage on its physical assets and
     ---   ---------
against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature (including, without limitation, loss of rent and/or business interruption insurance and boiler and machinery insurance), and in the event of acquisition of additional property, real or personal, or of the incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate; and in the case of all policies covering property subject to Collateral Documents or property in which the Bank shall have a security interest of any kind whatsoever, other than those policies protecting against casualty liabilities to strangers, all such insurance policies shall provide that the loss payable thereunder shall be payable to Borrower (or other Person providing Collateral pursuant hereto) and Bank, with mortagee's clauses in favor of and satisfactory to Bank for all such policies, and such policies shall also provide that they may not be canceled or changed without thirty (30) days' prior written notice to Bank. Upon the request of Bank, all of said policies, or copies thereof, including all endorsements thereon and those required hereunder, shall be deposited with Bank.

     7.9   Environmental Covenants.  (a) Comply in all material respects with
     ---   -----------------------
all applicable Environmental Laws, and maintain all material permits, licenses and approvals required under applicable Environmental Laws, where the failure to do so could have a Material Adverse Effect upon the business, operations, condition (financial or otherwise) performance or properties of Borrower, of any of its subsidiaries, or could have a Material Adverse Effect upon Borrower's, or any of its Subsidiaries', ability to perform their respective obligation under this Agreement or any of the other Loan Documents, or could materially adversely affect the enforceability of this Agreement or any of the other Loan Documents.

           7.9.1  Promptly notify Bank, in writing, as soon as Borrower becomes
           -----
     aware of any condition or circumstance which makes any of the environmental representations or warranties set forth in this Agreement incomplete, incorrect or inaccurate in any material respect as of any date; and promptly provide to Bank, immediately upon receipt thereof, copies of any material correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a violation of any Environmental Laws by either Borrower, or any of its Subsidiaries, or of any circumstances or condition which requires or may require, a financial contribution by Borrower, or any of its Subsidiaries, or a clean-up, removal, remedial action or other response by or on behalf of Borrower, or any of its Subsidiaries, under applicable Environmental Law(s), or which seeks damages or civil, criminal, or punitive penalties from Borrower, or any of its Subsidiaries, or any violation or alleged violation of Environmental Law(s).

     7.10  Principal Depository.  Borrower shall maintain its principal bank
     ----  --------------------
accounts with Bank as of the effective date of this Agreement or within a reasonable time.

     7.11  Inventory, Location.  Borrower shall keep the Inventory only at the
     ----  -------------------
following location: See Schedule 1 and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security Interest.

     7.12  Inventory: Returns.  Borrower shall keep all Inventory in good and
     ----  ------------------
marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its Account Debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than One Million Dollars ($1,000,000.00).

SECTION 8:  NEGATIVE COVENANTS

     Borrower covenants and agrees that, so long as Bank is committed to make any Loan under this Agreement, and thereafter, so long as any Indebtedness remains outstanding under this Agreement or any Note, it will not, and it will not allow its Subsidiaries to, without the prior written consent of Bank:

     8.1  Capital Structure, Business Objects or Purpose.  Purchase, acquire or
     ---  ----------------------------------------------
redeem any of its capital stock, or enter into any reorganization or recapitalization or reclassify its capital stock, or make any material change in its capital structure or general business objects or purpose, except conversion of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefore.

     8.2  Mergers or Dispositions.  Enter into any merger or consolidation,
     ---  -----------------------
whether or not the surviving corporation thereunder, or sell, lease, transfer, relocate or dispose of all, substantially all, or any material part of its assets (whether in a single transaction or in a series of transactions).

     8.3  Guaranties.  Guarantee, endorse, or otherwise become secondarily
     ---  ----------
liable for or upon the obligations of Debt of others (whether directly or indirectly), except:

          (a) Guaranties in favor of and satisfactory to Bank;

          (b) Endorsements for deposit or collection in the ordinary course of business;

          (c) Guaranties of Indebtedness of Subsidiaries, provides, however, that Bank comments in writing prior to such guaranty; and,

          (d) Guaranties permitted under clause 8.8(g).

     8.4  Indebtedness.  Become or remain obligated for any Debt, except:
     ---  ------------

          (a) Indebtedness and other Debt from time to time outstanding and owing to Bank;

          (b) Current unsecured trade, utility or non-extraordinary accounts payable arising in the ordinary course of business;

          (c) Purchase money Indebtedness incurred for the purpose of purchasing or acquiring fixed assets, so long as the amount of such purchase money Indebtedness incurred by Borrower and its Subsidiaries does not exceed Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000.00), in aggregate, for any fiscal year of Borrower;

          (d) Indebtedness with respect to capital lease obligations or Indebtedness secured by a lien described in clause (c) of the defined term "Permitted Liens;" provided, however, that such Indebtedness does not exceed the lesser of the cost of fair market value of the equipment financed with such Indebtedness and provided further that such Indebtedness does not exceed Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000.00) in the aggregate during any given year;

          (e) Subordinated Debt.

     8.5  Encumbrances.  Create, incur, assume or suffer to exist any mortgage,
     ---  ------------
pledge, encumbrance, security, interest, lien or charge upon, or create, suffer or permit to exist any lien, security interest in, or encumbrance upon any of its property or assets, whether now owned or hereafter acquired, except for Permitted Liens. In addition, Borrower shall not enter into an agreement with a third party providing financing to Borrower by which Borrower places an additional negative pledge on its assets or promises not to hypothecate or transfer said assets. Borrower acknowledges and agrees that assets shall include, without limitation, Intellectual Property.

     8.6  Acquisitions.  Purchase or otherwise acquire or become obligated for
     ---  ------------
the purchase of all or substantially all of the assets or business interests of any person, firm or corporation or any shares of stock of any corporation, trusteeship to association or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition.

     8.7  Dividends.  Declare or pay dividends on, or make any other
     ---  ---------
distribution (whether by reduction of capital or otherwise) in respect of any shares of its capital stock, except (a) dividends payable by a Subsidiary to Borrower; (b) dividends payable solely in stock; and (c) redemption, repurchase or acquisition of any shares of its capital stock payable upon an employee's termination pursuant to its employee stock option, repurchase, or similar plan; provided, however, that after giving effect to such redemption, repurchase or acquisition, Borrower shall be in full compliance with the terms of this Agreement.

     8.8  Investments.  Make or allow to remain outstanding any investment
     ---  -----------
(whether such investment shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise) in, or any loans or advances to, any Person, firm, corporation or other entity or association, other than:

          (a) Borrower's current ownership interests in those Subsidiaries of Borrower identified on Schedule 1 attached hereto;

          (b) Any investment permitted by Borrower's investment policy, as amended from time to time, provided that such investment policy and any such amendment thereto has been approved in writing by Bank;

          (c) Extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (d) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

          (e) Investment (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

          (f) Investment consisting of (i) compensation of employees, officers and directors of Borrower so long as the Board of Directors of Borrower determines that such compensation is in the best interests of Borrower;
     (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business (including guaranties of relocation loans made to employee) in the aggregate outstanding amount not to exceed One Hundred Thousand Dollars ($100,000); (iii) loans to employees, officers, or directors relating to the purchase of equity securities of Borrower; and, (iv) other loans to officers and employees approved by the Board of Directors that, together with the relocation loans and guaranties of relocation loans described in clause (ii) hereof, do not in the aggregate exceed One Million and no/100 Dollars ($1,000,000.00); and,

          (g) Investments pursuant to or arising under current agreements or interest rate agreements entered into in the ordinary course of business.

     8.9   Transactions with Affiliates.  Enter into any transaction with any of
     ---   ----------------------------
their stockholders, officers, employees, partners or any of their Affiliates, except, subject to the terms hereof, transactions in the ordinary course of business and on terms not less favorable than would be usual and customary in similar transactions between Persons dealing at arm's length.

     8.10  Prepayment of Indebtedness.  Prepay any Debt (or take any actions
     ----  --------------------------
which impose an obligation to prepay), except, subject to the terms hereof or thereof, Indebtedness or other Debt payable to Bank.

     8.11  Pension Plans.  Except in compliance with this Agreement, enter into,
     ----  -------------
maintain, or make contribution to, directly or indirectly, any Pension Plan that is subject to ERISA.

     8.12  Subordinate Indebtedness.  Subordinate any indebtedness due to it
     ----  ------------------------
from any Person to indebtedness due to it from any Person to indebtedness of other creditors of such Person.

     8.13  No Further Negative Pledges:  Enter into or become subject to any
     ----  ---------------------------
agreement (other than this Agreement or the Loan Documents) (a) prohibiting the guaranteeing by Borrower or any of its Subsidiaries of any obligations, (b) prohibiting the creation or assumption of any lien or encumbrance upon the properties or assets of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or (c) requiring an obligation to become secured (or further secured) if another obligation is secured or further secured.

     8.14  Accounts Receivable.  Sell or assign any Account, account receivable,
     ----  -------------------
note or trade acceptance, except to the Bank.

     8.15  Capital Expenditures.  Make Capital Expenditures during Borrower's
     ----  --------------------
fiscal year ending on or about October 2, 2000, in excess of Five Million and no/100 Dollars ($5,000,000.00) in aggregate, or in excess of Five Million and no/100 Dollars ($5,000,000.00) in aggregate, on a non-cumulative basis, in any fiscal year of Borrower thereafter.

     8.16  Inventory.  That Inventory is not now and shall not at any time or
     ----  ---------
times hereafter be located or stored with a bailee, warehouseman, or other third party without Bank's prior written consent, and, in such event, Borrower will concurrently therewith cause any such bailee, warehouseman, or other third party to issue and deliver to Bank, in a form acceptable to Bank, warehouse receipts in Bank's name evidencing the storage of Inventory or other evidence of Bank's prior rights in the Inventory. In any event, Borrower shall instruct any third party to hold all such Inventory for Bank's account subject to Bank's security interests and its instructions.

SECTION 9.  EVENTS OF DEFAULTS

     9.1  Events of Default.  The occurrence or existence of any of the
     ---  -----------------
following conditions or events shall constitute an "Event of Default" hereunder.

          (a) Upon non-payment of any principal, interest or other sums due to Bank under this Agreement or any other agreement or if any guarantor shall fail to pay, when due, any indebtedness, obligation or liability whatsoever of any such guarantor to Bank;

          (b) Any default in the observance or performance of any of the conditions, covenants or agreements of Borrower set forth in Sections 6, 7 or 8 of this Agreement;

          (c) Default in the observance or performance of any of the other conditions, covenants or agreements of Borrower set forth in this Agreement (other than as provided in (a) or (b) above), and continuance thereof for a period of thirty (30) days;

          (d) Any representation or warranty made by Borrower, or by any other Person (other than Bank), herein or in any other Loan Document shall be untrue or incorrect in any material respect;

          (e) Any default or event of default, as the case may be, in the observance or performance of any of the conditions, covenants or agreements of Borrower or any other Person (excluding Bank) set forth in any of the Collateral Documents, or in any of the other Loan Documents, and continuation thereof beyond any applicable period of grace or cure provided with respect thereto;

          (f) Any default by Borrower, any guarantor, or any of their respective Subsidiaries, in the payment of any Debt (other than Debt owing to Bank), or in the observance or performance of any conditions, covenants or agreements related or given with respect thereto or any other agreement, the failure to perform under which could have a Material Adverse Effect and, in each such case, continuation thereof beyond any applicable grace or cure period;

          (g) The rendering of one or more judgments or decrees for the payment of money in excess of the sum of One Million and no/100 Dollars ($1,000,000.00), in the aggregate, against Borrower, any guarantor, or any of their respective Subsidiaries, and such judgment(s) or decree(s) shall remain unvacated, unbonded or unstayed, by appeal or otherwise, for a period of thirty (30) consecutive days after the date of entry;

          (h) If there shall be any change in the management, ownership or control of Borrower, whether by reason of incapacity, death, resignation, termination or otherwise, which, in Bank's sole judgment, shall have a Material Adverse Effect upon the future proposals for the successful operation by Borrower, of its businesses as conducted before such change, or its ability to pay and perform its liabilities and obligations under this Agreement, the Indebtedness, or the Loan Documents;

          (i) The failure by Borrower, any guarantor, or any of their respective Subsidiaries, to meet the minimum funding requirements under ERISA with respect to any Pension Plan established or maintained by it; the occurrence of any "reportable event", as defined in ERISA, which could constitute grounds for termination by the PBGC of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan, and such reportable event is not corrected and such determination is not revoked within thirty (30) days after notice thereof has been given to the plan administrator or Borrower, any such Guarantor, or the respective Subsidiary(ies), as the case may be; or the institution of any proceedings by the PBGC to terminate any such Pension Plan or to appoint a trustee by the appropriate United States District Court to administer any such Pension Plan;

          (j) If Borrower, any guarantor, or any of their respective Subsidiaries, becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver, liquidator, conservator or other custodian for Borrower, any guarantor, or any such Subsidiary, or a substantial part of their respective property, or makes a general assignment for the benefit of creditors; or files a voluntary petition in bankruptcy or in the absence of such filing application, consent to acquiescence, a trustee, receiver liquidator, conservator or other custodian is appointed for Borrower, any guarantor, or any of their respective Subsidiaries, or for a substantial part of their respective property, and the same is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Borrower, any guarantor, or any of their respective Subsidiaries, and, if instituted against Borrower, such guarantor, or any such Subsidiary, the same is consented to or acquiesced in by Borrower, any guarantor, or any such Subsidiary, as the case may be, or otherwise remains undismissed for thirty
     (30) days; or any warrant of attachment is issued against any substantial part of the property of Borrower, any guarantor or any of their respective Subsidiaries, which is not released within thirty (30) days of service thereof;

          (k) If any Collateral document shall be terminated, revoked, or otherwise rendered void or unenforceable, in any case, without Bank's prior written consent;

          (l) If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower or (ii) is a material impairment of the prospect of repayment of any portion of the Indebtedness; or, (iii) is a material impairment of the value or priority of Bank's security interests in the collateral;

          (m) If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ, or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no credit extensions will be required to be made during such cure period); or,

          (n) If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank.

SECTION 10. BANK'S RIGHTS AND REMEDIES

     10.1  Rights and Remedies. Upon the occurrence and during the continuance
     ----  -------------------
of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

          (a) Declare all Indebtedness, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 9.1(j), all Indebtedness shall become immediately due and payable without any action by Bank):

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

          (c) Terminate this Agreement as to any future liability or obligation of Bank, but without affecting Bank's rights and security interests in the Collateral, and the Indebtedness of Borrower to Bank;

          (d) Demand that Borrower deposits cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts;

          (e) Settle or adjust disputes and claims directly with Account Debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

          (f) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

          (g) Without notice to Borrower set off and apply to the Indebtedness any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank. Bank will give Borrower notice of any set off an application within a reasonable time after posting said set off and application;

          (h) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral;

          (i) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for case or on terms, in such manner and at such places (including borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Indebtedness in whatever manner or order Bank deems appropriate;

          (j) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law;

          (k) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower;

          (l) Without limiting Bank's rights under any security interest, Bank is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreement shall inure to Bank's benefit, and Banks shall have the right and power to enter into sublicense agreements with respect to all such rights with third parties on terms acceptable to Bank;

          (m) Borrower shall pay all Bank Expenses incurred in connection with Bank's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by Bank.

     10.2  Power of Attorney.  Effective only upon the occurrence and during the
     ----  -----------------
continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify Account Debtors or Bank's security interest in the Account; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of accounts, verification of Accounts, and notices to Account Debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (e) settle and adjust disputes and claims respecting the Accounts directly with account Debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (g) to transfer any intellectual property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code, provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in
Section 4.2 regardless of whether an Event of default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest is irrevocable until all of the Indebtedness has been fully repaid and performed and Bank's obligation to provide Advances hereunder is terminated. Bank will provide notice to Borrower of actions taken by Bank as Borrower's attorney in fact within a reasonable time thereafter.

     10.3  Accounts Collection. At any time from the date of this Agreement and
     ----  -------------------
upon the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and, if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the Account Debtor, with proper endorsements for deposit.

     10.4  Bank Expenses. If Borrower fails to pay any amounts or furnish any
     ----  -------------
required proof of payment due to third persons or entities, as required under the terms of the Agreement, then Bank may do any or all of the following: (a) make payment of the same of any part thereof; (b) set up such reservesunder the Commetted Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 7.8 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

     10.5  Bank's Liability for Collateral.  So long as Bank complies with its
     ----  -------------------------------
obligations under Section 9207 of the Code, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage there occurring or arising in any manner of fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

     10.6  Waiver of Certain Laws.  To the extent permitted by applicable law,
     ----  ----------------------
Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes, or any security interest or mortgage contemplated by or granted under or in connection with this Agreement or the Indebtedness.

     10.7  Waiver of Defaults.  No Default or Event of Default shall be waived
     ----  ------------------
by Bank except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of Bank, and such waiver and shall be effective only for the specific time(s) and purpose(s) given. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of Bank's rights. No waiver of any Default or Event of Default shall extent to any other or further Default or Event of Default. No forbearance on the part of Bank in enforcing any of Bank's rights or remedies hereunder or any of the other Loan Documents shall constitute a waiver of any of its rights or remedies. Borrower expressly agrees that this section may not be waived or modified by Bank by course of performance, estoppel or otherwise.

     10.8  Receiver.  Bank, in any action or suit to foreclose upon any of the
     ----  --------
Collateral, shall be entitled, without notice or consent, and completely without regard to the adequacy of any security for the Indebtedness, to the appointment of a receiver of the business and premises in question, and of the rents and profits derived therefrom. This appointment shall be entitled, shall be authorized to sell, foreclose or complete foreclosure on Collateral contemplated by this Agreement for the benefit of Bank, pursuant to provisions of applicable law.

     10.9  Remedies Cumulative.  Bank's rights and remedies under this
     ----  -------------------
Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the UCC, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

     10.10  Demand; Protest.  Borrower waives demand, protest, notice of
     -----  ---------------
protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, Documents, instruments, Chattel Paper, and guarantees at any time held by Bank on which Borrower May in any way be liable.

SECTION 11. MISCELLANEOUS

     11.1  Loans to Borrower. Bank and Borrower agree that any loans which Bank
     ----  -----------------
in its sole discretion has made or may now or hereafter make or Borrower shall be subject to the terms and conditions of this Agreement unless otherwise agreed in writing by Bank and Borrower.

     11.2  Accounting Principles.  Except to the extent expressly stated to the
     ----  ---------------------
contrary herein, where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made for purposes of this Agreement, it shall be done in accordance with GAAP, and all accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

     11.3  Audits of Collateral; Fees. Bank shall have the right from time to
     ----  --------------------------
time to audit Borrower's Accounts, Inventory, or other Collateral, provided that such audits will be conducted upon reasonable notice. Borrower agrees to reimburse Bank, on demand, for customary and reasonable fees and costs incurred by Bank for such audits, and for each appraisal of Collateral and financial
                                                                  ---------
analysis and examination of Borrower performed from time to time by its agents.

     11.4  Taxes and Fees.  Should any tax (other than a tax based upon the net
     ----  --------------
income of Bank) or recording or filing fee become payable in respect of their Agreement or any of the loan documents, any of the Collateral, or any amendment, modification or supplement hereof or thereof, Borrower agrees to pay such taxes (or reimburse Bank therefor), together with any interest or penalties thereon, attributable to Borrower's failure to pay such taxes and fees and agree to hold Bank harmless with respect thereto.

     11.5  Governing Law.  This Agreement, each of the Notes, and each of the
     ----  -------------
other Loan and Collateral Documents, shall be deemed to have been delivered in the State of California, and shall be governed by and construed and enforced in accordance with the laws or real property law of another jurisdiction where Collateral is located is applicable, and except to the extent expressed to the contrary in any of the Loan Documents. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.6  Cost and Expenses. Borrower shall pay Bank, on demand, all costs and
     ----  -----------------
expenses, including without limitation, reasonable attorney's fees and legal expenses, incurred by Bank in perfecting, revising, protecting or enforcing any of its rights or remedies against Borrower or any Collateral, or otherwise incurred by Bank in connection with any Default or Event of Default or the enforcement of this Agreement, the Loan Documents, or the Indebtedness. Following Bank's demand upon Borrower for the payment of any such costs, and expenses, and until the same are paid in full, the unpaid amount of such costs and expenses shall constitute Indebtedness and shall bear interest at the Base Rate.

     11.7  Notices. All notices and other communications provided for herein or
     ----  -------
in any document contemplated hereby, given hereunder or required by law to be given, hereunder or required by law to be given, shall be in writing (unless expressly provided to the contrary). If personally delivered, such notices shall be effective when delivered, and in the case of mailing, such notices shall be effective two (2) Business Days after sending by first class mail, postage prepaid, in each case addressed to the parties as set forth on the signature page of this Agreement, or to such other address as a party shall have designated to the other in writing in accordance with this Section. The giving of at least five (5) days' notice before Bank shall take any action described in any notice shall conclusively be deemed reasonable for all purposes, provided, that this shall not be deemed to require Bank to give such five (5) days' notice, or any notice, if not specifically required to do so in this Agreement.

     11.8  Further Action.  Borrower, from time to time, upon written request of
     ----  --------------
Bank, will promptly make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and promptly take all such further action as may be required to carry out the intents and purpose of this Agreement, and to provide for the Loans under and payment of the Notes, according to the intent and purpose herein and therein expressed.

     11.9  Successors and Assigns; Participation. This agreement shall be
     ----  -------------------------------------
binding upon and shall inure to the benefit of Borrower and bank and their respective successors and assigns. The foregoing shall not authorize any assignment or transfer by Borrower, of any of its respective rights, duties or obligations hereunder, such assignments or transfers being expressly prohibited. Bank, however, may freely assign, whether by assignment, participation or otherwise, its rights and obligation hereunder, and is hereby authorized to disclose to any such assignee or participant any financial or other information in its knowledge or possession regarding Borrower, its Subsidiaries and Affiliates, or the Indebtedness.

     11.10  Indulgence.  No delay or failure of Bank in exercising any right,
     -----  ----------
power or privilege hereunder or under any of the Loan Documents shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege available to bank. The rights and remedies of Bank hereunder are cumulative and are not exclusive of any rights or remedies of Bank.

     11.11  Amendment and Waiver.  No amendment or waiver of any provision of
     -----  --------------------
this Agreement or any Loan Document, nor consent to any departure by Borrower, therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance(s) and for the specific time(s) and purpose(s) for which given.

     11.12  Severability. In case any one or more of the obligations of Borrower
     -----  ------------
under this Agreement, any Note, or any of the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of Borrower shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of Borrower under this agreement, the Notes or any of the other Loan documents in any other jurisdiction.

     11.13  Headings and Construction of Terms.  The headings of the various
     -----  ----------------------------------
sub-Sections hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof. Where the context herein requires, the singular number shall include the plural, and any gender shall include any other gender.

     11.14  Independence of Covenants. Each covenant hereunder shall be given
     -----  -------------------------
independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of any Default or Event of Default.

     11.15  Reliance on and Survival of Various Provisions. All items,
     -----  ----------------------------------------------
covenants, agreements, representations and warranties of Borrower made herein or in any of the Loan Documents, or in any certificate, report, financial statement or other document furnished by or on behalf of Borrower in connection with this Agreement or any of the Loan Documents, shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank or on Bank's behalf, and those covenants and agreements of Borrower set forth in this Agreement (together with any other indemnities of Borrower contained elsewhere in this Agreement or in any of the Loan Documents) shall survive the termination of this Agreement and the repayment in full of the Indebtedness.

     11.16  Effective Upon Execution.  This Agreement shall become effective
     -----  ------------------------
upon the execution hereof by Bank and Borrower, and shall remain effective until the Indebtedness under this Agreement and each of the Notes shall have been repaid and discharged in full and no commitment to extend any credit hereunder (whether optional or obligatory) remains outstanding.

     11.17  Complete Agreement; Conflicts.  This agreement, the Notes, the other
     -----  -----------------------------
Loan Documents, any agreements, certificates, or other documents given in connection with the Indebtedness under this Agreement, and any commitment letter previously issued by Bank with respect thereto (provided that in the event of any inconsistency or conflict between this Agreement and the other Loan Documents, on one hand, and such commitment letter, on the other hand, this agreement and the Loan Documents shall control), contain the entire agreement of the parties thereto and supersedes all prior agreements and understandings related to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event that and to the extent that any of the terms, conditions or provisions of any of the other Loan Documents are inconsistent with or in conflict with any of the terms, conditions or provisions of this Agreement, the applicable terms, conditions and provisions of this Agreement shall govern and control.

     11.18  Confidentiality. In handling any confidential information, Bank
     -----  ---------------
shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement, except that disclosure of such information may be made (a) to the subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrower; (b) to prospective transferees or purchasers of any interest in the loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to borrower; (c) as required by law, regulations, rule or order, subpoena, judicial order or similar order; (d) as may be required in connection with the examination, audit or similar investigation of Bank; and, (e) as Bank may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either;
(i) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited form disclosing such information.

     11.19  WAIVER OF JURY TRIAL.  BANK AND BORROWER EACH ACKNOWLEDGE THAT THE
     -----  --------------------
RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING,

STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

     11.20  Counterparts. This Agreement may be executed in any number of
     -----  ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.


     WITNESS the due execution hereof as of the day and year first above written.

BANK:                                 BORROWER:
COMERICA BANK CALIFORNIA              IKOS SYSTEMS, INC.

By:  /s/ Robert E. Ways               By: /s/ Joseph W. Rockom
     --------------------------           --------------------
     Rob Ways

Its: Corporate Banking Officer        Its: CFO
     --------------------------            -------------------

                                      By:  /s/ Ramon Nunez
                                           -------------------

                                      Its:     CEO
                                          --------------------

                                      Address: 19050 Pruneridge Avenue
                                               ------------------------
                                               Cupertino, CA 95014
                                               ------------------------

                                      Attn:  Noland Granberry
                                             --------------------------

                                      Tellefax No: (408) 366-8698
                                                  ---------------------

                                   EXHIBIT A
                   TO REVOLVING CREDIT AND SECURITY AGREEMENT
                             COLLATERAL DESCRIPTION

   The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

     (c) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, an other security therefore, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

     (d) All documents, costs, deposit accounts, securities, securities accounts, security entitlements, financial assets, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     (e) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to the proceeds thereof.

                                   EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:  COMERICA BANK-CALIFORNIA

FROM: IKOS SYSTEMS, INC.

   The undersigned authorized officer of [BORROWER] hereby certifies that in accordance with the terms and conditions of the Credit and Security Agreement between Borrower and Bank (the "Agreement"), (i) borrower is in complete compliance for the period ending _______ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                      Required                                                 Complies
------------------                      --------                                                 --------
Quarterly financial statements          Quarterly within 50 days of quarter end              Yes           No
Annual (CPA Audited)                    FYE within 110 days                                  Yes           No
A/R & A/P Agings                        Monthly within 20 days when borrowing                Yes           No
A/R Audit                               Initial and Annual                                   Yes           No


Financial Covenant                      Required               Actual                            Complies
------------------                      --------               ------                            --------
Maintain on a Quarterly Basis:
 Minimum Quick Ratio                    ____:1.00               ____:1.00                    Yes           No
 Minimum Tangible Net Worth             $12,000,000.00          $________                    Yes           No
 Minimum Profitability                  $1.00                   $________                    Yes           No

                                                 -------------------------------

Comments Regarding Exceptions: See Attached.              BANK USE ONLY

                                                 Received by:
                                                              AUTHORIZED SIGNER
________________________                         Date:
Signature
                                                 Verified:
________________________                                      AUTHORIZED SIGNER
Title                                            Date:

________________________                         Compliance Status:     Yes  No

Date                                             -------------------------------

                                   SCHEDULE 1
                   LISTING OF ADDITIONAL BORROWER'S LOCATIONS

Inventory/Sales Locations
-------------------------

a)   Ikos Systems, Inc.
     19050 Pruneridge Avenue
     Cupertino, CA 95014

b)   Ikos Systems, Inc.
     230 Third Avenue, 4/th/ Floor North
     Waltham, MA 02451

c)   Ikos Systems
     360 N. Robert Street, Suite 306
     St. Paul, MN 55101


Sales Only Locations
--------------------

a)   Ikos Systems
     350 S. Mill Avenue, Suite B-202
     Tempe, AZ

b)   Ikos Systems
     1921 Palomar Oaks Way, Suite 205
     Carlsbad, CA 92008

c)   Ikos Systems
     3020 Old Ranch Parkway, Suite 300
     Seal Beach, CA 90740

d)   Ikos Systems
     Park Lake Center
     184 Shurman Boulevard, Suite #200
     Naperville, IL 60563

e)   Ikos Systems
     115 Route 46 West
     Suite F1000
     Mountain Lakes, NJ 07046

f)   Ikos Systems
     9403 Research Boulevard
     Building 4, Suite 400
     Austin, TX 78759

g)   Ikos Systems
     2435 N. Central Expressway
     Suite 1020
     Richardson, TX 75080

h)   * Ikos Systems
       6, Avenue des Andes
       Les Ulis
       91952 Coutaboeuf Codex
       France

i)   * ICOS Systems GmBH
       Otto-Hahn Str 28-30
       Eingang 3
       85521 Ottobrunn
       Germany

j)   * Ikos Systems
       Stylus House
       London Road
       Bracknell, Berkshire RG12 2UT
       England

k)   * Ikos Systems KK
       KSP R&D Business Park
       Bldg. D337
       3-2-1 Sakado, Takasu-ku, Kawasaki
       213 Japan

* 100% wholly owned subsidiaries of Ikos Systems, Inc.

[LOGO]

                                  MASTER NOTE

   Variable Rate-Maturity Date-Obligatory Advances (Business and Commercial
                                  Loans Only)

--------------------------------------------------------------------------------
AMOUNT             NOTE DATE           MATURITY DATE       TAX IDENTIFICATION #

$1,500,000.00      March 31, 2000      March 15, 2001      77-0100318
--------------------------------------------------------------------------------

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank"), at
                                  ------------------------
any office of the Bank in the State of California, One Million Five Hundred
                                                   ------------------------
Thousand and no/100  Dollars (U.S.) (or that portion of it advanced by the Bank
-------------------
and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or an Event of Default, as later defined, at a per annum rate equal to the Bank's base rate from time to time in effect plus
                                                                     ----
0.250% per annum and after that at a rate equal to the rate of interest
-----
otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 15th day of each MONTH commencing April 15, 2000, until the Maturity Date when
----             -----            --------------
all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay and Indebtedness owing on a demand basis upon demands, or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation of a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgager shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition, (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

See Addendum "A" attached hereto and made a part hereof.

         INITIAL HERE /s/ [ILLEGIBLE]
                      ---------------

     Ikos Systems, Inc.

By: /s/ [ILLEGIBLE]                         Its: CEO
   --------------------------------------------------------------
    SIGNATURE OF                                 TITLE

By: /s/ [ILLEGIBLE]                         Its: CEO
   --------------------------------------------------------------
    SIGNATURE OF                                 TITLE

By:                                         Its:
   --------------------------------------------------------------
    SIGNATURE OF                                 TITLE

By:                                         Its:
   --------------------------------------------------------------
    SIGNATURE OF                                 TITLE





19050 Pruneridge Avenue       Cupertino       California       USA       95014
-------------------------------------------------------------------------------
STREET ADDRESS                CITY            STATE         (COUNTRY)  ZIP CODE

===============================================================================
          For Bank Use Only                   CCAR #
-------------------------------------------------------------------------------
Loan Officer Initials   Loan Group Name        Obligor(s) Name
RW                      High Technology North  Ikos Systems, Inc.
-------------------------------------------------------------------------------
Loan Officer I.D. No.   Loan Group No.         Obligor #    Note #    Amount
48704                   95820                                     $1,500,000.00
===============================================================================

                            ADDENDUM TO MASTER NOTE
                     dated March 31, 2000, by and between
                        Ikos Systems, Inc. ("Borrower")
         and Comerica Bank-California ("Bank") and made a part hereof

     The terms of that certain Master Note dated March 31, 2000, in the amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) executed by Ikos systems, Inc. ("Borrower"), are hereby amended as follows:

     1.   LIMITATIONS ON ADVANCES:
          -----------------------

     (a) Subject to the terms and conditions set forth in the Master Note, Bank agrees to advance funds to Borrower upon its request from time to time beginning on the date hereof, and terminating on January 31, 2001, in such amounts as Borrower may request, up to but not exceeding One Million Five Hundred Thousand Dollars ($1,500,000.00) minus the
                                                                -----
          aggregate amount of all advances made by Bank under the Note (whether repaid by Borrower or not).

     (b) The principal amount of each Advance shall not exceed an amount equal to one hundred percent (100%) of the invoice amount of any new Equipment supported by invoices dated within 90 days of purchase and approved by Bank from time to time, excluding taxes, shipping, warranty charges, freight discounts and installation expense. At least 80% of principal advanced shall be for domestic equipment purchases. Borrower shall provide Bank with copies of canceled checks, invoices and any other documentation satisfactory to Bank to evidence said purchase and to evidence Bank's first priority interest is said Equipment. Software shall not exceed twenty (20%) percent of Master Note amount.

     2.   TERM OUT PROVISION:
          ------------------

     (a) Within ninety (90) days of each advance hereunder such advance will be converted to a term loan ("Initial Term Loan") and Borrower shall execute and deliver to Bank a Variable Rate-Installment Note, with appropriate insertions, to evidence the Initial Term Loan, in substantially the form and substance attached hereto as Exhibit A ("Term Note"), including without limitation:

          (i) The Term Note shall be paid in up to thirty-six (36) equal monthly installments of principal plus interest on the unpaid Term Note balance at a per annum rate equal to the Bank's Base Rate (as defined in the Master Note) plus one quarter of one percent (0.25%); all unpaid principal, interest and other amounts owing under the Term Note shall be due and payable at its stated maturity (unless sooner accelerated in accordance with the terms of the Term Note), or

     (b) Effective on March 31, 2001, all amounts then outstanding under the Master Note shall be converted to a term loan. Borrower shall execute and deliver to Bank a Variable Rate-Installment Note, with appropriate insertions, to evidence the Indebtedness of Borrower to Bank under and in respect to the term loan in a form and substance similar to Exhibit A attached hereto ("Term Note"), including without limitation:

          (i) Term Note shall be repaid in 36 equal installments of principal each month, plus interest on the unpaid Term Note balance at a per annum rate equal to the Bank's Base Rate from time to time in effect plus one quarter of one percent (0.25%), until March 31, 2004, when all unpaid principal, interest and other amounts owing under the Term Note shall be due and payable (unless sooner accelerated in accordance with the terms of the Term Note).

          (ii) Upon the maturity and the payment in full of all Indebtedness under the Master Note, Borrower may request and Bank shall return to Borrower the cancelled Master Note.


/s/ [ILLEGIBLE]
-----------------
Initial Here
available under Section 3-605 of the _____________ Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, endorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF __________ AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF _____________ WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.



                                                     [ILLEGIBLE]
                                                    -----------------
                                                    Initials




------------------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                           CITY                          STATE             COUNTRY          ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
                                        For Bank Use Only                                   CCAR#
------------------------------------------------------------------------------------------------------------------------------------
Loan Officer Initials              Loan Group Name                 Obligor(s) Name

------------------------------------------------------------------------------------------------------------------------------------
Loan Officer I.D. No.              Loan Group No.                  Obligor #                 Note #               Amount

------------------------------------------------------------------------------------------------------------------------------------

Exhibit "A" attached to that certain Addendum "A" to Master Note dated March 31, 2000 by and between Innovision Labs, Inc. and Comerica Bank-California and made a part thereof

                        VARIABLE RATE-INSTALLMENT NOTE

--------------------------------------------------------------------------------
AMOUNT          NOTE DATE           MATURITY DATE           TAX IDENTIFICATION #

--------------------------------------------------------------------------------

For Value Received, the undersigned promise(s) to pay to the order of _________________("Bank"), at any office of the Bank in the State of
__________________________Dollars (U.S.) in installments of $___________________
each _____________ interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect _____________ ______________ % per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Installments of principal and accrued interest due under this Note shall be payable on the ___________________ day of each ________________, commencing
__________________, and the entire remaining unpaid balance of principal and accrued interest shall be payable on the Maturity Date set forth above. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. The amortization term ends on _________________. In the event this Note evidences a business or commercial loan and the Bank's base rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the indebtedness ("guarantor") (a) fail(s) to pay this Note or any of the indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation of a limited liability company) is the subject of a dissolution, merger or consolidation: or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or
(c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff of counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them ) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge
                                                   /s/ [ILLEGIBLE]
                                                   -----------------
                                                   Initials

                              STATE OF CALIFORNIA

       UNIFORM COMMERCIAL CODE-FINANCING STATEMENT-FORM UCC-1 (REV.1/90)
          IMPORTANT-Read instructions on back before filling out form

This Financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
            Section 9403 of the California Uniform Commercial Code.

  This FINANCING STATEMENT is presented for filing pursuant to the California
                           Uniform Commercial Code.

---------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR   (LAST NAME FIRST-IF AN INDIVIDUAL)                             1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
     Ikos Systems, Inc.                                                                  77-0100318

---------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                 1C. CITY, STATE                               1D.  ZIP CODE
     19050 Pruneridge Avenue                             Cupertino, CA                                  95014

---------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR     (IF ANY) (LAST NAME FIRST-IF AN                   2A.  SOCIAL SECURITY OR FEDERAL
                                                INDIVIDUAL)                       TAX NO.

---------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                 2C. CITY, STATE                               2D. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------
3.   DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                 3A.  FEDERAL TAX NUMBER

---------------------------------------------------------------------------------------------------------------------------
4.   SECURED PARTY                                                           4A.  SOCIAL SECURITY NO.,
     NAME  Comerica Bank-California                                               FEDERAL TAX NO. OR BANK
     MAILING ADDRESS  333 West Santa Clara Street                                 TRANSIT AND A.B.A. NO.
     CITY  San Jose          STATE  CA                    ZIP CODE     95113
                                                                                      90-3752

---------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                      5A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
     NAME                                                                         OR BANK TRANSIT AND A.B.A. NO.
     MAILING ADDRESS
     CITY                    STATE                        ZIP CODE

---------------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

     ******SEE ATTACHMENT "A" FOR COLLATERAL DESCRIPTION ******










---------------------------------------------------------------------------------------------------------------------------
7.   CHECK       [X]  7A. [X]   PRODUCTS OF COLLATERAL      7B.   DEBTOR(S) SIGNATURE NOT REQUIRED IN
     IF APPLICABLE              ARE ALSO COVERED                  ACCORDANCE WITH INSTRUCTION 5 (a) ITEM
                                                                   [_] (1)     [_] (2)  [_] (3)  [_] (4)

---------------------------------------------------------------------------------------------------------------------------
8.   CHECK       [X]      [_]   DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SEC. 9105 (I) (n)
     IF APPLICABLE

----------------------------------------------------------------------------------------------------------
9.                                      DATE: March 31, 2000      C    10. THIS SPACE FOR USE OF FILING
                                                                  O                 OFFICER
                                                                  D      (DATE, TIME, FILE NUMBER AND
SIGNATURES OF DEBTOR(S)  /S/ [ILLEGIBLE]                          E             FILING OFFICER)
----------------------------------------------------------------------------------------------------------
Ikos Systems, Inc.                                                1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                                2
-----------------------------------------------------------------
                                                                  3
                            /s/ [ILLEGIBLE]
SIGNATURE(S) OF SECURED PARTY(IES)                                4
-----------------------------------------------------------------
-----------------------------------------------------------------
                         BY: Rob Ways, Corporate Banking Officer
                                                                  5
Comerica Bank-California
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                       6
=================================================================
11. Return copy  to:                                              7

                                                                  8

NAME                                                              9

ADDRESS           Comerica Bank-California                        0
                  P.O. Box 49032
CITY              San Jose, CA 95161-9032

STATE

ZIP CODE

                           INSTRUCTIONS (Rev. 01-83)

1.   PLEASE TYPE THIS FORM USING BLACK TYPEWRITER RIBBON.

2.   If the space provided for any item is inadequate:
     a.   Note "Cont'd." in the appropriate space(s).
     b. Continue the item(s) preceded by the Item No. on an additional 8-1/2" x 11" sheet.
     c. Head each additional sheet with the Debtor's name (last name first for individuals) appearing in Item No. 1 of this form. Be sure to attach a copy of the additional sheet to each copy of the form.

3.   NUMERICAL IDENTIFICATION:
     a. If the Debtor, Secured Party or Assignee is an individual, include Social Security Number in the appropriate space. Disclosure of Social Security number is optional for the filing of this statement. It will be used to assist in correctly identifying individuals with similar names.
     b. If the Debtor, Secured Party or Assignee is other than an individual or a bank, show Federal Taxpayer Number in the appropriate space.
     c. If the Secured Party or Assignee is a bank, show Transit and ABA number in the appropriate space. This must be the complete 10 digit number.

4.   COLLATERAL DESCRIPTION--Item 6
     a. If the financing statement covers crops growing or to be grown, the statement must also contain a description of the real estate concerned in accordance with UCC Sec. 9402(1).
     b. If the financing statement covers timber to be cut or minerals or the like (including oil and gas) or accounts resulting from the sale of such minerals at the wellhead or minehead or if the financing statement is filed as a fixture filing under UCC Sec. 9313, the financing statement (i) must show that it covers this type of collateral, (ii) must recite that it is to be recorded in the real estate records, and (iii) must contain a legal description of the real estate. If the debtor does not have an interest of record in the real estate, the financing statement must show the name of a record owner in Item No. 6.

5.   SIGNATURES:
     Before mailing, be sure that the financing statement has been properly signed. A financing statement requires the signature of the debtor only except under the following circumstances. If any of these circumstances apply, check the appropriate box in item 7B and enter required information in Item 6.
     a. Under the provisions of UCC Sec. 9402(2), a financing statement is sufficient when it is signed by the secured party alone if it is filed to perfect a security interest in:
          (1) collateral already subject to a security interest in another jurisdiction when it is brought into this State or when the debtor's location is changed to this State. Such a financing statement must state that the collateral was brought into this State or that the debtor's location was changed to this State.
          (2) proceeds under UCC Sec. 9306, if the security interest in the original collateral was perfected. Such a financing statement must describe the original collateral and give the date of filing and the file number of the prior financing statement.
          (3) Collateral as to which the filing has lapsed. Such a financing statement must include a statement to the effect that the prior financing statement has lapsed and give the date of filing and the file number of the prior financing statement.
          (4) collateral acquired after a change of name, identity or corporate structure of the debtor. Such a financing statement must include a statement that the name, identity or corporate structure of the debtor has been changed and give the date of filing and the file number of the prior financing statement and the name of the debtor as shown in the prior financing statement.

6.   FILING FEE-PROPER PLACE TO FILE
     Enclose the appropriate filing fee payable to the appropriate Filing Officer. Financing statements and related papers pertaining to consumer goods should be filed with the County Recorder in the county of the debtor's residence, or if the debtor is not a resident of this State, then in the office of the County Recorder of the county in which the goods are kept. When the collateral is crops growing or to be grown, timber to be cut, minerals or the like (including oil and gas), accounts resulting from the sale of such minerals at the wellhead or minehead, then filing is with the County Recorder of the county where the property is located. When the financing statement is filed as a fixture filing, the statement should be filed in the office where a mortgage on the real estate would be recorded and with the Secretary of State. In all other cases, including financing statements covering collateral (including fixtures) of a transmitting utility, filing is with the Secretary of State.

7.   REMOVE SECURED PARTY AND DEBTOR COPIES.
     Send the original and first copy with interleaved carbon paper to the Filing Officer with the correct filing fee. The original will be retained by the Filing Officer. The copy will be returned with the filing date and time stamped thereon. Indicate the name and mailing address of the person or firm to whom the copy is to be returned in Item No. 11.

                                                                                          THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY This Financing
Statement is presented for filing pursuant to the Uniform Commercial
Code and will remain effective, with certain exceptions, for 5 years from date of filing.
-------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER   B. FILING OFFICE ACCT. # (optional)
   (optional)
   Phone                   Fax

-------------------------------------------------------------------------
C. RETURN COPY TO; (Name and Mailing Address)
      Comerica Bank California Mail Code 4770

      P O Box 49032                                    0095742001006000

      San Jose, CA 95161-9032

-------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable):   [_] LESSOR/LESSEE
   [_] CONSIGNOR/CONSIGNEE    [_] NON UCC FILING
-------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)       FILED WITH:
------------------------------------------------------------------------------------------------------------------------------------
     1a. ENTITY'S NAME
     Ikos Systems, Inc.
OR
     ------------------------------------------------------------------------------------------------------------------------------
     1b. INDIVIDUAL'S LAST NAME               FIRST NAME                           MIDDLE NAME                          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                          CITY                                 STATE        COUNTRY          POSTAL CODE
9430 Research Blvd., Suite 4-400              Austin                              TX                            78759

------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#     OPTIONAL             1e. TYPE OF ENTITY     1f. ENTITY'S STATE  1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                          ADD'NL INFO RE-                             OR COUNTRY OF
                          ENTITY DEBTOR:                              ORGANIZATION                                           [_]NONE
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
     -------------------------------------------------------------------------------------------------------------------------------
     2a. ENTITY'S NAME
OR
     -------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME              FIRST NAME                           MIDDLE NAME                          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                          CITY                                 STATE           COUNTRY        POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#     OPTIONAL             2e. TYPE OF ENTITY     2f. ENTITY'S STATE  2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                          ADD'NL INFO RE-                             OR COUNTRY OF
                          ENTITY DEBTOR:                              ORGANIZATION                                          [_]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE)  EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
     3a. ENTITY'S NAME
     COMERICA BANK CALIFORNIA
OR
     -------------------------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME               FIRST NAME                           MIDDLE NAME                          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                          CITY                                 STATE           COUNTRY        POSTAL CODE
     333 WEST SANTA CLARA STREET             SAN JOSE                            CA                             95113

------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

All of the following property now owned or later acquired by Debtor, wherever located: all accounts, general intangibles, chattel paper, contract rights, deposit accounts, documents, instruments, inventory, returned or repossessed goods, equipment and fixtures, and all additions, attachments, accessions, parts, replacements, substitutions, renewals and records (including without limit computer software) pertaining to the foregoing property and all proceeds of any of the foregoing (whether cash or non-cash proceeds), including without limit insurance and condemnation proceeds.



------------------------------------------------------------------------------------------------------------------------------------
5. CHECK            This FINANCING STATEMENT is signed by the Securing Party instead of   7.  If filed in Florida (check one)
   BOX    [_]       the Debtor to perfect a security interest (a) in collateral              Documentary         Documentary stamp
   (if applicable)  already subject to a security interest in another jurisdiction        [_] stamp tax paid  [_] tax not applicable
                    when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statuatory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                            8. [_] This FINANCING STATEMENT is to be filed (for record)
   Ikos Systems' Inc.                                                      (or recorded) in the REAL ESTATE RECORDS
   /s/ [ILLEGIBLE]                                                         Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                    (ADDITIONAL FEE)
                                                                    (optional)         [_] All Debtors  [_] Debtor 1   [_] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275 Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200

Approved by The Secretary of State of Arizona, Rev. 10/90              FORM UCC-1                 Space below used by filing officer
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
     Return copy or recorded original to:                                  ARIZONA UNIFORM COMMERCIAL CODE
     Comerica Bank California Mail Code 4770                               ----------------------------------
     P O Box 49032                                                         FINANCING STATEMENT -- FORM UCC-1
     San Jose, CA 95161-9032                                               This FINANCING STATEMENT is presented for filing
                                                                           (recording) pursuant to the Arizona Uniform Commercial
                                                                                                    Code.
                                                                                                              0095742001003001
------------------------------------------------------------------------------------------------------------------------------------
1.   Debtor(s) (last name first and address):                          2.  Secured Party(ies) and address:
     Ikos Systems, Inc.                                                    COMERICA BANK CALIFORNIA

     350 S. Mill Avenue, Suite B-202
     Tempe, AZ, 85281                                                      333 WEST SANTA CLARA STREET

                                                                           SAN JOSE, CA 95113
                                                                           90-3752/1211
------------------------------------------------------------------------------------------------------------------------------------
3.   Name and Address of Assignee of Secured Party(ies):               4.  [X] If checked, products of collateral are also covered
                                                                       -------------------------------------------------------------
                                                                       5.  This  Financing  Statement  covers  the  following types
                                                                           (or items) of property:
                                                                       All of the following property now owned or later acquired by
                                                                       Debtor, wherever located: all accounts, general intangibles, chattel paper, contract rights, deposit accounts, documents,
---------------------------------------------------------------------- instruments, inventory, returned or repossessed goods,
6.   If the collateral is crops, the crops are growing or to be        equipment and fixtures, and all additions, attachments,
     grown on the following described real estate:                     accessions, parts, replacements, substitutions, renewals and records (including without limit computer software)
                                                                       pertaining to the foregoing property and all proceeds of any of the foregoing (whether cash or non-cash proceeds),
                                                                       including without limit insurance and condemnation proceeds.

------------------------------------------------------------------------------------------------------------------------------------
7.   If the collateral is (a) goods which are or are to become fixtures: (b) timber to be cut; or (c) minerals or the like
     (including oil and gas), or accounts resulting from the sale thereof at the wellhead or minehead to which the security interest attaches upon extraction, the legal description of the real estate concerned is:

     And, this Financing Statement is to be recorded in the office where a mortgage on such real estate would be recorded. If the
     Debtor does not have an interest of record, the name of a record owner is:

------------------------------------------------------------------------------------------------------------------------------------
8.   This Financing Statement is signed by the Secured Party instead of the debtor to perfect or continue perfection of a security interest in:

     [_] collateral already subject to a security interest in           [_] collateral as to which the filing has lapsed or will
         jurisdiction when it was brought into this state.                  lapse.
     [_] proceeds of collateral because of a change in type             [_] collateral acquired after a change of name, identity, or
         or use                                                             corporate structure of the Debtor.
------------------------------------------------------------------------------------------------------------------------------------



Ikos Systems, Inc                                              (Use             Dated: 4/20/00
---------------------------------------------                whichever                ----------------------------------------------
                                                                 is             COMMERICA BANK CALIFORNIA
                                                            applicable)         /s/ Robert E. Ways
_____________________________________________                                   ----------------------------------------------------
                                                                                Corporate Banking Officer

         /s/ Joseph W. Rockom                                                   /s/ [ILLEGIBLE]
------------------------------------                                            ----------------------------------------------------
SIGNATURE(S) OF DEBTOR(S) OR ASSIGNOR                       FILING COPY         SIGNATURE OF SECURED OR ASSIGNEE
Prepared w/ UCC Direct for Windows Data File Services Inc.                   P.O. Box 276 Van Nuys, CA 91408-0275 Tel (818) 909-2200

------------------------------------------------------------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing                                              For Filing Officer
pursuant to the Uniform Commercial Code.                                                     (Date, Time, Number, and Filing Office)
------------------------------------------------------------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)                      Secured Party(ies) and address(es)
Ikos Systems, Inc.                                               COMERICA BANK CALIFORNIA

184 Shuman Boulevard., Suite 200                                 333 WEST SANTA CLARA STREET
Naperville, IL 60563
                                                                 SAN JOSE, CA 95113
---------------------------------------------------------------------------------------------------------------------------
1.   This financing statement covers the following types (or items) of          ASSIGNEE OF SECURED PARTY
     property:

All of the following property now owned or later acquired by Debtor, wherever located: all accounts, general intangibles, chattel paper, contract rights, deposit accounts, documents, instruments, inventory, returned or repossessed goods, equipment and fixtures, and all additions ,attachments, accessions, parts, replacements, substitutions, renewals and records (including without limit computer software) pertaining to the foregoing property and all proceeds of any of the foregoing (whether cash or non-cash proceeds), including without limit insurance and condemnation proceeds.
                                                                                ----------------------------------------------------
                                                                                0095742001004001


2.  [_]   Products of Collateral are also covered.                              Filed With: ILLINOIS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Ikos Systems Inc.
_______ Additional Sheets Presented.
_______ Filed with Office of Secretary of State of Illinois.                    By: /s/ Joseph W. Rockom
_______ Debtor is a transmitting utility as defined in UCC 9-105.                  ------------------------------------------------
                                                                                   Signature of (Debtor)
                                                                                                                    (Secured Party)*
                                                                                   *Signature of Debtor Required in Most Cases:
                                                                                   *Signature of Secured Party in Cases Covered By
                                                                                    UCC 9-402 (2)

FILE COPY-SECURED PARTY(IES)                 Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van Nuys,
                                             CA, 91408-0275 Tel (818) 909-2200
 ....................................................................................................................................

                                                       Return Acknowledgment To:

                                                       Comerica Bank California Mail Code 4770

                                                       P O Box 49032

                                                       San Jose

                                                       CA       95161-9032


                                                                      0095742001005001
This FINANCING STATEMENT is presented to a Filing Officer for filing
pursuant to the Uniform Commercial Code                                                                      Maturity date (if any):
------------------------------------------------------------------------------------------------------------------------------------
     FOR OFFICE USE ONLY                Debtor(s) Name (Last Name, First) Complete Address                  Maturity date (if any):
                                        Ikos Systems, Inc.                                                  ---------------------

                                        115 Route 46 West Suite F1000                                        --------------------
                                        Mountain Lakes, NJ 07046                                             FOR OFFICE USE ONLY
                                        ---------------------------------------------
                                        Secured Party(ies) and Complete Address
                                        COMERICA BANK CALIFORNIA

                                        333 WEST SANTA CLARA STREET

                                        SAN JOSE, CA 95113
                                        90-3752/1211
                                        ---------------------------------------------
                                        Assignee(s) of Secured Party and Complete
                                        Address

------------------------------------------------------------------------------------------------------------------------------------

     This financing statement covers the following types (or items) of property:

All of the following property now owned or later acquired by Debtor, wherever located: all accounts, general intangibles, chattel paper, contract rights, deposit accounts, documents, instruments, inventory, returned or repossessed goods, equipment and fixtures, and all additions, attachments, accessions, parts, replacements, substitutions, renewals and records (including without limit computer software) pertaining to the foregoing property and all proceeds of any of the foregoing (whether cash or non-cash proceeds), including without limit insurance and condemnation proceeds.

--------------------------------------------------------------------------------
     When collateral is crops or fixtures complete this portion of form.
     a.   Description of real estate (sufficient to identify the property).

     b.   Name and complete address of record owner.

------------------------------------------------------------------------------------------------------------------------------------
a.   (  ) Proceeds of Collateral are also covered.     B. ( X ) Products of Collateral       No. of additional sheets presented. ( )
                                                                are also covered
------------------------------------------------------------------------------------------------------------------------------------
(   ) Filed with Register of Deeds and Mortgages of                        County.             (  )  Secretary of State
(   ) Filed with the County Clerk of                                       County.
------------------------------------------------------------------------------------------------------------------------------------
Signature(s) of Debtor(s)                                                  Signature(s) of Secured Party(ies) or Assignee(s)
Ikos Systems, Inc.                                                         COMERICA BANK CALIFORNIA

                                                                           /s/ Robert E. Ways
-----------------------------------------------                            ---------------------------------------------------------
                                                                           Robert E. Ways
/s/ Joseph W. Rockom                                                       Corporate Banking Officer
-----------------------------------------------                            ---------------------------------------------------------
(1) FILING OFFICER COPY

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1

            Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van Nuys, CA, 91408-0275 Tel (818) 909-2200

                                             0095742000862001
This FINANCING STATEMENT is presented to a filing officer for filing pursuant             3.   Maturity date (if any):
to the Uniform Commercial Code
------------------------------------------------------------------------------------------------------------------------------------
1.  Debtor(s) (Last Name First) and address(es)        2.   Secured Party(ies)               For Filing Officer (Date, Time, Number,
    Ikos Systems, Inc.                                      and address(es)                      and Filing Office)
                                                       COMERICA BANK CALIFORNIA
230 Third Avenue, 4th Floor North
Waltham, MA 02451                                      333 WEST SANTA CLARA STREET

                                                       SAN JOSE, CA 95113
                                                       90-3752/1211
------------------------------------------------------------------------------------------------------------------------------------
4.   This financing statement covers the following types (or items) of property:          5.   Assignee(s) of Secured Party and
                                                                                               Address(es)
See Attachment "A" for collateral description.

                                                                                          ------------------------------------------


Check [X] if covered:    [_]  Proceeds of Collateral are also covered            [_] Products of Collateral are also covered.
                                                                                     Number of additional sheets presented:
------------------------------------------------------------------------------------------------------------------------------------
Filed with : Middlesex
------------------------------------------------------------------------------------------------------------------------------------
Ikos Systems, Inc.                                                              COMERICA BANK CALIFORNIA
                                                                                Robert E. Ways
                                                                                Corporate Banking Officer

                                                                                By: /s/ Robert E. Ways
                                                                                ----------------------------------------------------
                                                                                Signature(s) of Secured Party(ies)
    By: /s/ Joseph W. Rockom
       ------------------------------------------------
       Signature(s) of Debtor(s)

(1) FILING OFFICER COPY - ALPHABETICAL

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1        Prepared with UCC Direct for Windows Data File Services, Inc., P.O.
                                                            Box 275, Van Nuys, CA, 91408-0275 Tel (818) 909-2200
                                                            STATE OF MASSACHUSETTS

                                                            Return Acknowledgment To:

                                                            Comerica Bank California Mail Code 4770

                                                            P O Box 49032

                                                            San Jose

                                                            CA       95161-9032

                                                                                                         ---------------------------
                              STATE OF MINNESOTA                                                         For Use
                           UCC-1 FINANCING STATEMENT                                                     By Filing
                                                  0095742000863003                                       Officer
                                                                                                         Only
Filed With:         MINNESOTA

This statement is presented for filing pursuant to Minnesota Uniform Commercial Code Minnesota
Statutes Chapter 336.9-402                           (Type in Black Ink)
---------------------------------------------------------------------------------------------------------
1.   Individual Debtor - Last Name                First Name                         Middle I.
---------------------------------------------------------------------------------------------------------
Social Security #                    Mailing Address
---------------------------------------------------------------------------------------------------------
City                                                                  State          Zip Code
---------------------------------------------------------------------------------------------------------
2. Individual Debtor - Last Name                                      First Name     Middle I.
---------------------------------------------------------------------------------------------------------
Social Security #                    Mailing Address
---------------------------------------------------------------------------------------------------------
City                                                                  State          Zip Code
---------------------------------------------------------------------------------------------------------
3. Business - Name
Ikos Systems, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fed ID #                             Mailing Address
77-0100318                           360 N. Robert Street, Suite 306
------------------------------------------------------------------------------------------------------------------------------------
City                                                                                 State               Zip Code
St Paul                                                                              MN                  55101
------------------------------------------------------------------------------------------------------------------------------------
4. Secured Party Name                                                 5.   Assignee of Secured Party
COMERICA BANK CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                       Mailing Address
333 WEST SANTA CLARA STREET
------------------------------------------------------------------------------------------------------------------------------------
City                                    State             Zip Code    City                               State          Zip Code
SAN JOSE                                CA             95113
------------------------------------------------------------------------------------------------------------------------------------
6. This financing statement covers the following types or items of property. (If crops are covered describe the real estate and list the name of record owner.)

See Attachment "A" for collateral description.


                                                                           -----  Debtor is a transmitting utility
                                                                                  as defined by Minnesota Statutes Chapter 336-9-105
------------------------------------------------------------------------------------------------------------------------------------
     RETURN ACKNOWLEDGEMENT COPY TO: (name and address)               Ikos Systems, Inc.
          ---------------------------------------------------
          Comerica Bank Californai Mail Code 4770
          P O Box 49032                                               /s/ Joseph W. Rockom
          San Jose, CA  95161-9032                                    --------------------------------------------------------------
                                                                                         Debtor's Signature
                                                                                         (Required in Most Cases see instructions)

                                                                                /s/ [illegible]
          ---------------------------------------------------         --------------------------------------------------------------
               Please do not type outside the bracketed area.                      Debtor's Signature
                                                                       COMERICA BANK CALIFORNIA
                                                                       -------------------------------------------------------------
                                                                                              Secured Party's Signature
                                                                       Robert E. Ways
                                                                       Corporate Banking Officer

(1) FILING OFFICER COPY - ALPHABETICAL          Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van
                                                Nuys, CA, 91408-0275 Tel (818) 909-2200

Comerica
[LOGO]

                                 ENVIRONMENTALRIDER

                                 Comerica Bank-California
                                 -----------------------------------------------
                                              NAME OF OFFICE

                                 333 West Santa Clara Street, San Jose, CA 95113
                                 -----------------------------------------------
                                              ADDRESS

     This ENVIRONMENTALRIDER (this "Rider") dated this 31st day of March, 2000 is hereby made a part of and incorporated into that certain Revolving Credit Loan & Security Agreement (the "Agreement") dated March 31, 2000 between Comerica Bank-California a California corporation ("Lender") and Ikos Systems, Inc. ("Borrower").

     1. Borrower hereby represents, warrants and covenants that none of the collateral or real property occupied and/or owned by Borrower has ever been used by Borrower or any other previous owner and/or operator in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport any hazardous waste, as defined in 42 U.S.C. 9601 (14) ("Hazardous Substance"), and Borrower will not at any time use the collateral or such real property for the disposal of, refining of, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing, or transporting any such Hazardous Waste and/or Hazardous Substances.

     2. None of the collateral or real property used and/or occupied by Borrower has been designated, listed or identified in any manner by the United States Environmental Protection Agency (the "EPA") or under and pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("CERCLA") or the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 9601 et seq. ("RCRA") or any other environmental protection statute as a Hazardous Waste or Hazardous Substance disposal or removal site, superfund or cleanup site or candidate for removal of closure pursuant to RCRA, CERCLA or any other environmental protection statute.

     3. Borrower has not received a summons, citation, notice, directive, letter or other communication, written or oral, from the EPA or any other federal or state governmental agency or instrumentality, authorized pursuant to an environmental protection statute, concerning any intentional or unintentional action or omission by Borrower resulting in the releasing, spilling, Leaking, pumping, pouring, emitting, emptying, dumping or otherwise disposing of Hazardous Waste or Hazardous Substance into the environment resulting in damage thereto or to the fish, shellfish, wildlife, biota or other natural resources.

     4. Borrower shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, or on the part of any third party, on property owned and/or occupied by Borrower, any disposal, releasing, spilling, leaking, pumping, omitting, pouring, emptying, or dumping of a Hazardous Waste or Hazardous Substance into the environment where damage may result to the environment fish, shellfish, wildlife, or other natural resources unless such disposal, release, spill, leak, pumping, emission, pouring, emptying or dumping is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authority.

     5.  Borrower shall furnish to Lender:

         (a) Promptly and in any event within thirty (30) days after receipt thereof, a copy of any notice, summons, citation, directive, letter or other communications from the EPA or any other governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with the handling, transporting, transferring, disposal or in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of Hazardous Waste or Hazardous Substances into the environment resulting in damage to the environment fish, shellfish, wildlife, biota and any other natural resource;

         (b) Promptly and in any event within thirty (30) days after receipt thereof, a copy of any notice of or other communication concerning the filing of a lien upon, against or in connection with Borrower, the collateral or Borrower's real property by the EPA or any other governmental agency or instrumentality authorized to file such a lien pursuant to an environmental protection statute in connection with a fund to pay for damages and/or cleanup and/or removal costs arising from the intentional or unintentional action or omission of Borrower resulting from the disposal or in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Waste or Hazardous Substances into the environment;

         (c) Promptly and in any event within thirty (30) days after the receipt thereof, a copy of any notice, directive, letter or other communication from the EPA or any other governmental agency or instrumentality acting under the authority of an environmental protection statute indicating that all or any portion of the Borrower's property or assets have been listed and/or borrowers deemed by such agency to be the owner and operator of the facility that has failed to furnish to the EPA or other authorized governmental agency or instrumentality, all the information required by the RCRA, CERCLA or other applicable environmental protection statutes;

         (d) Promptly and in no event more than thirty (30) days after the filling thereof with the EPA or other governmental agency or instrumentality authorized as such pursuant to an environmental protection statute, copies of any and all information reports filed with such agency or instrumentality in connection with Borrower's compliance with RCRA, CERCLA or other applicable environmental protection statutes.

         6. Any one or more of the following events which occur with respect to Borrower shall constitute an event of default:

         (a) The breach by Borrower of any covenant or condition, representation or warranty contained in this Rider;

         (b) The failure by Borrower to comply with each, every and all of the requirements of RCRA, CERCLA or any other applicable environmental protection statutes on the real property and/or on owned by borrower;

         (c) The receipt by Borrower of a notice from the EPA or any other governmental agency or instrumentality acting under the authority of any environmental protection statute, indicating that a lien has been filed against any of the collateral, or any of Borrower's other property by the EPA or any other governmental agency or instrumentality in connection with a fund as a result of damage arising from an intentional or unintentional action or omission by Borrower resulting from the disposal, releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping or Hazardous Substance or Hazardous Waste into the environment; and

         (d) Any other event or condition exists which might, in the opinion of Lender, under applicable environmental protection statutes, have a material adverse effect on the financial or operational condition of Borrower or the value of all or any material part of the collateral or other property of Borrower.

         In witness whereof, the Borrower has agreed as of the date first set forth above.

Ikos Systems, Inc.
-------------------------------------------------------
         (BORROWER/PLEDGOR)

By: /s/ [ILLEGIBLE]                              By:____________________________
  ------------------------------------------
Its:   CFO                                       Its:___________________________
    ----------------------------------------
By: /s/ [ILLEGIBLE]                              By:____________________________
  ------------------------------------------
Its:   PRESIDENT & CEO                           Its:___________________________
    ----------------------------------------

Comerica
[LOGO]

                                            Agreement to Furnish Insurance

________________________________________________________________________________
(Herein called "Bank")

Borrower(s):
               Ikos Systems, Inc.
               19050 Pruneridge Avenue
               Cupertino CA 95014

I understand that the Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of the Bank as shown below, within ten (10) days from the date of this agreement.

The following minimum insurance must be provided according to the terms of the security documents.

[_] AUTOMOBILES, TRUCKS, RECREATIONAL VEHICLES       [X]   MACHINERY & EQUIPMENT; MISCELLANEOUS PERSONAL PROPERTY
      Comprehensive & Collision                               Fire & Extended Coverage
      Lender's Loss Payable Endorsement                       Lender's Loss Payable Endorsement
                                                               [_] Breach of Warranty Endorsement

[_] BOATS                                            [_]   AIRCRAFT
      All Risk Hull Insurance                                 All Risk Ground & Flight Insurance
      Lender's Loss Payable Endorsement                       Lender's Loss Payable Endorsement
         [_] Breach of Warranty Endorsement                    [_] Breach of Warranty Endorsement

[_] MOBILE HOMES                                     [_]   REAL PROPERTY
      Fire, Theft & Combined Additional Coverage              Fire & Extended Coverage
      Lender's Loss Payable Endorsement                       Lender's Loss Payable Endorsement
         [_]  Earthquake                                      [_]  All Risk Coverage
                                                              [_]  Special Form Risk Coverage
[_] INVENTORY                                                 [_]
                                                              [_]  Earthquake
                                                              [_]  Other_________________________________________________________
[_] Other________________________________________________________________________________________________________________________
         ________________________________________________________________________________________________________________________
         ________________________________________________________________________________________________________________________

I may obtain the required Insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of March 31, 2000 or earlier.

I understand and agree that if I fail to deliver proof of insurance to the Bank at the address below, or upon the lapse of cancellation of such insurance, the Bank may procure Lender's single Interest Insurance or other similar coverage on the property. If the Bank procures Insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my Indebtedness as provided in the security documents. Lender's Single Interest insurance shall cover only the Bank's interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my Insurance was cancelled or expired. I UNDERSTAND THAT LENDER'S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.

CALIFORNIA CIVIL CODE SECTION 2955.5 HAZARD INSURANCE DISCLOSURE: No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the Improvements on that real property in an amount exceeding the replacement value of the improvements on the property.

                 ----------------------------------------------
                        Bank Address for Insurance Documents:

                    Comerica Bank-California
                    -----------------------------------------
                    333 West Santa Clara Street
                    -----------------------------------------
                    San Jose, CA 95113
                    -----------------------------------------
                 ----------------------------------------------

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

OWNER(S) OF COLLATERAL:                              DATED:  March 31, 2000
                                                          -----------------

Ikos Systems, Inc.

         /s/ Joseph W. Rockom
--------------------------------------    --------------------------------------
/s/ [ILLEGIBLE]
--------------------------------------    --------------------------------------

--------------------------------------------------------------------------------

                             INSURANCE VERIFICATION

Date     4/17/00                                     Phone: 408-467-5662
     -------------------                                    --------------------
Agents Name:  SARAH WEIGHT - MARSH INC.              Person Talked To___________
              -----------------------------
Agents Address    San Francisco
               -----------------------------------------------------------------
Insurance Company          MARSH INC. - CHUBB INSURANCE
                  --------------------------------------------------------------
Policy Number(s)________________________________________________________________

Effective Dates: From      10/1/99                   To: 9/30/00
                      ---------------------------       ------------------------
Deductible $ ____________________________________    Comments:

--------------------------------------------------------------------------------

                                                                                                    --------------------------------
                                        STATE OF MINNESOTA                                           For Use
                                     UCC-1 FINANCING STATEMENT                                       By Filing
                                                              0095742000863003                       Officer
                                                                                                     Only
Filed With: MINNESOTA
This statement is presented for filing pursuant to Minnesota Uniform Commercial Code Minnesota
Statutes Chapter 336.9-402                           (Type in Black Ink)

--------------------------------------------------------------------------------------------------
1. Individual Debtor - Last Name             First Name                 Middle I.

--------------------------------------------------------------------------------------------------
Social Security #                   Mailing Address

--------------------------------------------------------------------------------------------------
City                                                       State                 Zip Code

--------------------------------------------------------------------------------------------------
2. Individual Debtor - Last Name             First Name                 Middle I.

--------------------------------------------------------------------------------------------------
Social Security #                   Mailing Address

--------------------------------------------------------------------------------------------------
City                                                       State                 Zip Code

--------------------------------------------------------------------------------------------------
3. Business Debtor - Name
Ikos Systems, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fed. ID #                             Mailing Address
77-0100318                           360 N. Robert Street, Suite 306
------------------------------------------------------------------------------------------------------------------------------------
City                                                                             State               Zip Code
St. Paul                                                                          MN                  55101
------------------------------------------------------------------------------------------------------------------------------------
4. Secured Party Name                                                    5. Assignee of Secured Party
COMERICA BANK CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address                                                          Mailing Address
33 WEST SANTA CLARA STREET
------------------------------------------------------------------------------------------------------------------------------------
City                                    State             Zip Code       City                         State              Zip Code
SAN JOSE                                CA            95113
------------------------------------------------------------------------------------------------------------------------------------
6. This financing statement covers the following types or items of property. (If crops are covered describe the real estate and list the name of record owner.)

See Attachment "A" for collateral description.





                                                                         _______ Debtor is a transmitting utility
                                                                                 as defined by Minnesota Statutes Chapter 336.9-105

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         RETURN ACKNOWLEDGEMENT COPY TO: (name and address)                     Ikos Systems, Inc.
          ------------------------------------------------
           Comerica Bank California Mail Code 4770                              /s/ [ILLEGIBLE]
                                                                                ----------------------------------------------------
           P O Box 49032                                                                  Debtor's Signature
                                                                                          (Required in Most Cases see instructions)
           San Jose, CA  95161-9032


                                                                                /s/ [ILLEGIBLE]
                                                                                ----------------------------------------------------
                                                                                              Debtor's Signature
                                                                                COMERICA BANK CALIFORNIA
                                                                                ----------------------------------------------------
                                                                                              Secured Party's Signature
          ------------------------------------------------                      Robert E. Ways
          Please do not type outside the bracketed area.                        Corporate Banking Officer

(1) FILING OFFICER COPY - ALPHABETICAL         Prepared with UCC Direct for Windows Data File Services, Inc. P.O. Box 275,Van Nuys,
                                               CA, 91408-0275 Tel (818)909-2200

   Comerica
   [LOGO]

                    Borrower's Telephone and Facsimile Authorization
     ===========================================================================

     Obligor Number:                                    Date:  March 31, 2000
                    ------------------------------          -------------------

     Assignment Unit:  95820                          Obligation Number:______
                     ----------------------------

     The undersigned confirms certain borrowing arrangement pursuant to and subject to the terms of the $3,000,000.00 Note, and all renewals, extensions, modifications, and/or substitutions thereof (the "Note") dated March 31, 2000, executed and delivered by the undersigned to Comerica Bank-California ("Bank").

     Until notice to the contrary to the undersigned, Bank has agreed that advances under the Note may be requested from time to time at the discretion of the undersigned by telephone or facsimile transmission. Immediately upon receipt from time to time of such telephone request or facsimile transmission from the undersigned, Bank is authorized to lend and credit such sums of money as requested to any of the following accounts or any other account with Bank designated by the undersigned (together with the Security Code) (such account(s) referred to as

     "Designated Account(s)")    1890579624
                             --------------------      ___________________

                             ____________________      ___________________

                             ____________________

     Bank may rely on receipt of the Security Code as proof that the caller or is authorized to make the request for advance, repayment, change of Security code on Comerica's Flexline System, or change of Designated Account(s) on behalf of the undersigned.

     The undersigned acknowledges that borrowing under the Note may be repaid from time to time at the election of the undersigned, but subject to the terms of the Note and any related agreement with Bank, upon receipt of instructions to do so sent from the undersigned to Bank by telephone or facsimile transmission (together with the Security Code and the Designated Account(s)). Repayment may be effected in whole or in part) by debiting any account designated above (or designated in compliance with the above paragraph) in accordance with the undersigned's instructions (together with the Security Code). This undersigned shall remain fully responsible for any amounts outstanding under the Note if the undersigned's accounts with Bank are insufficient for the repayment of the Note. All requests for payments are to be against collected funds.

     The undersigned acknowledges that if the Bank makes an advance or effects a repayment based on a request made by telephone or facsimile transmission, it shall be for the convenience of the undersigned and all risks involved in the use of this procedure shall be borne by the undersigned and the undersigned expressly7 agrees to indemnify and hold Bank harmless thereof. Without limitation of the foregoing, the undersigned acknowledges that Bank shall have no duty to confirm the authority of anyone requesting an advance or repayment by telephone or facsimile transmission, and further that Bank has advised the undersigned to protect and safeguard the Security Code to prevent its unauthorized use. The undersigned assumes any losses or damages whatsoever which may occur or arise out of its failure to protect and safeguard the Security code or out of its unauthorized use.

     Borrower(s): Ikos Systems, Inc.
                 ---------------------------------------------------------------

     Address: 19050 Pruneridge Avenue   Cupertino   CA       USA         95014
             -------------------------------------------------------------------
              STREET ADDRESS             CITY       STATE    COUNTRY   ZIP CODE

   Ikos Systems, Inc.

By:  /s/ [ILLEGIBLE]             Its:  CFO
   ---------------------------------------------------------
   SIGNATURE OF                      TITLE

By:  /s/ [ILLEGIBLE]             Its: PRESIDENT & CEO
   ---------------------------------------------------------
   SIGNATURE OF                      TITLE

By:                              Its:
   _________________________________________________________
   SIGNATURE OF                      TITLE

By:                              Its:
   _________________________________________________________
   SIGNATURE OF                      TITLE

      --------------------------------------------------------------------------
      Comerica Flexline customers will enter their Security Code directly into Comerica's Flexline system. For customers desiring to utilize a Security Code outside of the Flexline system, please enter your Security Code below.

      Security Code _____________________
      --------------------------------------------------------------------------

  Comerica
  [LOGO]
                         Automatic Loan Payment Authorization
     ===========================================================================

                                                     Date:  March 31, 2000
                                                          ----------------------

     Obligor Name (Typed or Printed): Ikos Systems, Inc.
                                     -------------------------------------------

     Obligor Number:________________________    Lender's Cost Center #: 95820
                                                                       ---------

     Address: 19050 Pruneridge Avenue   Cupertino  CA         USA      95014
             -------------------------------------------------------------------
                 STREET ADDRESS             CITY    STATE   COUNTRY  ZIP CODE

     The undersigned hereby authorizes Comerica Bank-California ("Bank") to
                                       -------------------------
     charge the account designated below for the payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.

       [_]  Automatic Payment Authorization for all payments on all current and
                                                ---          ------------------
            future borrowings, as and when such payments come due (which
            -----------------
            payments include, without limitation, principal, interest, costs, and expenses).

     ---------------------------------------------------------------------------

       [X]  Automatic Payment Authorization for all payments on only the
                                                ---          -----------
            specific borrowing identified below, as and when such payments come
            -----------------------------------
            due (which payments include, without limitation, principal, interest, costs, and expenses).

       Specific Obligation Number:__________________________

     ---------------------------------------------------------------------------

       [_]  Automatic Payment Authorization for less than all payments on only
                                            -----------------          -------
            the specific borrowing identified below, as and when such payments
            ---------------------------------------
            come due.

       Specific Obligation Number:__________________________

          [_] Principal and Interest payments only

          [_] Principal payments only

          [_] Interest payments only

          [_] SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     --------------------------------------------------------------------------

     Payment Due Date: Loan payments will be charged to the account designated below on the dates such payments become due unless that day is a Saturday, Sunday, or Bank holiday in which case such payments will be charged on the following business day, with interest to accrue during this extension as provided under the loan documents.

     Account to be Charged:

         [X] Checking Comerica Bank-California     Comerica Account No. 1890579624
                      ---------------------------                       ----------
         [_] Savings  ___________________________  Comerica Account No. __________

     Number of lead days to issue billing ______

     (Charges to account are withdrawals pursuant to account resolution)

   Ikos Systems, Inc.

By:  /s/ [ILLEGIBLE]             Its:  CFO
   ---------------------------------------------------------
   SIGNATURE OF                      TITLE

By:  /s/ [ILLEGIBLE]             Its: PRESIDENT & CEO
   ---------------------------------------------------------
   SIGNATURE OF                      TITLE

By:                              Its:
   _________________________________________________________
   SIGNATURE OF                      TITLE

By:                              Its:
   _________________________________________________________
   SIGNATURE OF                      TITLE

     Comerica
     [LOGO]

              Borrower's Authorization
     ===========================================================================


                                                           Date: March 31, 2000
                                                                 ---------------

     I (we) hereby authorize and direct Comerica Bank-California ("Bank") to pay
                                        ------------------------

     to                        --                                     $     0
       ---------------------------------------------------------     ------------
     to                        --                                     $     0
       ---------------------------------------------------------     ------------
     to                        --                                     $     0
       ---------------------------------------------------------     ------------
     to                        --                                     $   0
       ---------------------------------------------------------     ------------

     of the proceeds of my (our) loan from the Bank evidenced by a note in the original principal amount of:

     $ 1,500,000.00, dated March 31, 2000.
       ------------        --------------

     Borrower(s):

   Ikos Systems, Inc.

By:  /s/ [ILLEGIBLE]             Its:  CFO
   ---------------------------------------------------------
   SIGNATURE OF                      TITLE

By:  /s/ [ILLEGIBLE]             Its: PRESIDENT & CEO
   ---------------------------------------------------------
   SIGNATURE OF                      TITLE

By:                              Its:
   _________________________________________________________
   SIGNATURE OF                      TITLE

By:                              Its:
   _________________________________________________________
   SIGNATURE OF                      TITLE

Comerica
[LOGO]

                  Borrower's Authorization
================================================================================

                                                                          Date: March 31, 2000
                                                                               --------------------------

   I (we) hereby authorize and direct Comerica Bank-California            ("Bank") to pay
                                      ------------------------------------

   to                                 --                                    $           0
     ---------------------------------------------------------------------   ----------------------------
   to                                 --                                    $           0
     ---------------------------------------------------------------------   ----------------------------
   to                                 --                                    $           0
     ---------------------------------------------------------------------   ----------------------------
   to                                 --                                    $           0
     ---------------------------------------------------------------------   ----------------------------

   of the proceeds of my (our) loan from the Bank advanced by a note in the original principal amount of:

   $      3,000,000.00                            ,   dated March 31, 2000     .
    ----------------------------------------------          ------------------

   Borrower(s):

 Ikos Systems, Inc.

By: /s/ [ILLEGIBLE]                         Its:  CFO
   ---------------------------------------------------------------------------
    SIGNATURE OF                                TITLE

By: /s/ [ILLEGIBLE]                         Its:     PRESIDENT & CEO
   ---------------------------------------------------------------------------
    SIGNATURE OF                                TITLE

By:                                         Its:
   ---------------------------------------------------------------------------
    SIGNATURE OF                                TITLE

By:                                         Its:
   ---------------------------------------------------------------------------
    SIGNATURE OF                                TITLE

                                    STATEMENT

                                                            Date: March 31, 2000
                                                                 ---------------

-------------            -----------------
Ikos Systems, Inc.                              Comerica Bank California
19050 Pruneridge Avenue                         P.O. Box 49032
                                                San Jose, CA 95161-9032
Cupertino, California 95014


-------------            -----------------

--------------------------------------------------------------------------------------------------------------------
RE: Fee on $    1,500,000.00       Note, dated March 31, 2000        , and maturing January 31, 2001   Officer 48704
====================================================================================================================
Loan Fee                                                                   $7,500.00

















                              Total Due:                                   $7,500.00
--------------------------------------------------------------------------------------------------------------------

    [X]     Customer Check Attached

    [X]     Charge DDA No.             1890579624
                          -----------------------------------
    Acknowledged by: /s/ [ILLEGIE]
                     ----------------------------------------

                                    STATEMENT

                                                            Date: March 31, 2000
                                                                 ---------------

-------------            -----------------
Ikos Systems, Inc.                              Comerica Bank California
19050 Pruneridge Avenue                         P.O. Box 49032
                                                San Jose, CA 95161-9032
Cupertino, CA 95014


-------------            -----------------

--------------------------------------------------------------------------------------------------------------------
RE: Fee on $    3,000,000.00       Note, dated March 31, 2000        , and maturing March 31, 2001   Officer 48704
====================================================================================================================
Loan Fee                                                                   $10,000.00

















                              Total Due:                                   $10,000.00
--------------------------------------------------------------------------------------------------------------------

    [X]     Customer Check Attached

    [X]     Charge DDA No.             1890579624
                          -----------------------------------
    Acknowledged by: /s/ [ILLEGIBLE]
                     ----------------------------------------